United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required In Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Lakeland Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Lakeland Industries, Inc.

May 5, 2017

Dear Stockholder,

I am pleased to extend to you my personal invitation to attend the 2017 Annual Meeting of Stockholders of Lakeland Industries, Inc. (the “Company”) on Wednesday, June 21, 2017 at 10:00 a.m. at the Hilton Garden Inn, 3485 Veterans Memorial Highway, Ronkonkoma, NY 11779.

The accompanying Notice of Annual Meeting and Proxy Statement contain a description of the formal business to be acted upon by the stockholders. At the meeting, we intend to discuss our performance for the fiscal year ended January 31, 2017 and our plans for the current fiscal year. Certain officers of the Company will be available to answer any questions you may have.

While I am looking forward to seeing you at the meeting, it is very important that those of you who cannot personally attend assure your shares are represented. I urge you therefore to sign and date the enclosed form of proxy and return it promptly in the accompanying envelope if you received the proxy statement in the mail, or follow the instructions contained in the Notice of Internet Availability of Proxy Materials to vote on the Internet. If you attend the meeting, you may, if you wish, withdraw any proxy previously given and vote your shares in person.

Sincerely,

Christopher J. Ryan
Chief Executive Officer and Secretary

 Lakeland Industries, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, June 21, 2017

To Our Stockholders:

WHAT:	Our 2017 Annual Meeting of Stockholders

WHEN:	Wednesday, June 21, 2017, at 10:00 a.m., local time

WHERE:	Hilton Garden Inn 3485 Veterans Memorial Highway Ronkonkoma, NY 11779

PURPOSE:	At this meeting, you will be asked to:

1.	Elect two directors to serve for a term of three years or until his successor has been duly elected and qualified;
2.	Ratify the selection of Friedman LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2018;
3.	Approve, on an advisory basis, compensation of our named executive officers;
4.	Approve the Lakeland Industries, Inc. 2017 Equity Incentive Plan; and
5.	Transact any other business as may properly come before the Annual Meeting of Stockholders or any adjournments, postponements or rescheduling of the Annual Meeting of Stockholders.

Only stockholders of record at the close of business on April 21, 2017 and owners of restricted stock granted pursuant to our stock plans will receive notice of, and be eligible to vote at, the Annual Meeting of Stockholders or any adjournment thereof. The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

 Your vote is important, regardless of the number of shares you own. Please carefully read the Proxy Statement and the voting instructions on the enclosed proxy card. Whether or not you plan to attend the Annual Meeting of Stockholders, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy card promptly in the accompanying postage prepaid envelope if you received this Proxy Statement in the mail, or follow the instructions contained in the Notice of Internet Availability of Proxy Materials to vote on the Internet.

INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the 2017 Annual Meeting of Stockholders to be held on Wednesday, June 21, 2017 at 10:00 a.m. Pursuant to Securities and Exchange Commission rules we have elected to utilize the “notice and access” option of providing proxy materials to our stockholders whereby we are delivering to all stockholders electronic copies of all of our proxy materials, including a proxy card, as well as providing access to our proxy materials on a publicly assessable website. Lakeland’s Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended January 31, 2017 are available on the Internet at www.proxyvote.com.

This Notice and Proxy Statement are first being sent or given to stockholders of record on or about May 5, 2017.

Ronkonkoma, New York	By Order of the Board of Directors,
May 5, 2017

Christopher J. Ryan
Secretary

 Lakeland Industries, Inc.

3555 Veterans Memorial Highway, Suite C

Ronkonkoma, New York 11779

(631) 981-9700

PROXY STATEMENT

Annual Meeting of Stockholders to be Held on Wednesday, June 21, 2017

GENERAL INFORMATION

This proxy statement and accompanying proxy are being furnished in connection with the solicitation by the Board of Directors (the “Board”) of Lakeland Industries, Inc., a Delaware corporation (“Lakeland,” the “Company,” “we,” “our,” or “us”), of proxies to be used at the annual meeting of stockholders of Lakeland to be held on Wednesday, June 21, 2017 (the “Annual Meeting”), and at any adjournment or postponement thereof. Lakeland will bear the costs of this solicitation. The mailing address of our principal executive offices is Lakeland Industries, Inc., 3555 Veterans Memorial Highway, Suite C, Ronkonkoma, New York 11779. This proxy statement and accompanying proxy are first being sent or given to our stockholders on or about May 5, 2017.

Who may vote

The Board established the close of business on April 21, 2017 as the record date for determining the stockholders of record entitled to notice of and to vote at the Annual Meeting. As of the record date, 7,263,774 shares of common stock were outstanding, which number excludes 32,399 shares of unvested restricted stock that have voting rights and that are held by members of the Board. Each share of common stock entitles the record holder thereof to one vote on each matter brought before the Annual Meeting.

How proxies work

The Board is asking for your proxy. Giving us your proxy means you authorized us to vote your shares at the Annual Meeting in the manner you direct. You may vote or withhold your vote in respect of each of our director nominees. You may also vote for or against each of the other proposals or abstain from voting.

All proxies properly signed will, unless a different choice is indicated, be voted “FOR” the election of the two nominees for director proposed by our Nominating and Corporate Governance Committee, “FOR” the ratification of Friedman LLP as our independent registered public accounting firm for fiscal year ending January 31, 2018, “FOR” the resolution approving the compensation of our named executive officers, and “FOR” the Lakeland Industries, Inc. 2017 Equity Incentive Plan (the “Incentive Plan Proposal”).

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you hold shares through someone else, such as a stockbroker or bank, you may get material from them asking how you want to vote. Specifically, if your shares are held in the name of your stockbroker or bank and you wish to vote in person at the meeting, you should request your stockbroker or bank to issue you a proxy covering your shares.

If any other matters come before the Annual Meeting or any postponement or adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

Revoking a proxy

You may revoke your proxy at any time before the vote is taken by submitting a new proxy with a later date, by voting via the Internet or by telephone at a later time, by voting in person at the meeting or by notifying Lakeland’s Secretary in writing at the address under “Questions” on page 32.

Attending in Person

Only stockholders, their proxy holders and Lakeland guests, each of which must be properly registered as described in the Notice, may attend the Annual Meeting.

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Quorum

In order to carry on the business of the Annual Meeting, we must have a quorum. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares eligible to vote constitutes a quorum. If a share of common stock is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. Shares of common stock represented by a properly executed proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

How votes are counted and how are brokers non-votes treated?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “for” votes, “against” votes, abstentions, and broker non-votes.

Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a broker, bank or other nominee has not received voting instructions from the beneficial owner of shares held in “street name” and the broker, bank or other nominee does not have, or declines to exercise, discretionary authority to vote on a particular matter. Brokers, banks or other nominees have discretionary authority to vote shares in the absence of specific instructions on “routine” matters, but will not be allowed to vote your shares without specific instructions with respect to certain “non-routine” matters. Under current Nasdaq Stock Market rules, the ratification of the selection of independent registered public accountants (Proposal No. 2) is considered routine and your broker, bank or other nominee will be able to vote on that proposal even if it does not receive instructions from you. However, they do not have discretionary authority to vote on the election of directors (Proposal No. 1), on the approval (on an advisory basis) of named executive officer compensation (Proposal No. 3), or on the Incentive Plan Proposal (Proposal No. 4), so we encourage you to provide instructions to your broker, bank or other nominee regarding the voting of your shares.

What vote is required to approve each proposal?

Proposal No. 1, the election of two directors requires a plurality vote of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. The two nominees receiving the most “for” votes will be elected. Any shares not voted “for” a particular nominee (whether as a result of stockholder withholding or a broker non-vote) will not be counted in any nominee’s favor and will have no affect the outcome of the election.

Proposal No. 2, the ratification of the selection of Friedman LLP as our independent registered public accounting firm, requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal.

Proposal No. 3, the advisory vote on named executive officer compensation will be considered approved by the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter. If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the vote for this proposal. Although this vote is non-binding, the Board and the Compensation Committee of the Board, which is comprised of independent directors, expect to take into account the outcome of the vote when considering further executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

Proposal No. 4, the Incentive Plan Proposal requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal. Broker non-votes are not applicable to this proposal.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. Final voting results will be published in the Company’s Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (“SEC”) within four business days following the conclusion of our Annual Meeting.

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Householding of proxy material.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding,” which the SEC has approved. Under this procedure, you may only receive one copy of the Notice of Internet Availability of Proxy Materials and, if applicable, this Proxy Statement and our annual report, for multiple stockholders in your household. Upon written or oral request, we will deliver promptly another copy of the Notice of Internet Availability of Proxy Materials and, if applicable, this Proxy Statement and our annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, please contact our Corporate Secretary at Lakeland Industries, Inc., 3555 Veterans Memorial Highway, Suite C, Ronkonkoma, New York, 11779, by mail. If you want to receive separate copies of our proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder.

Has the Lakeland Board made a recommendation regarding the matters to be acted upon at the Annual Meeting?

Lakeland Board recommends that you vote “FOR” the election of the two directors proposed by the Nominating and Governance Committee (Proposal No. 1), “FOR” the ratification of the selection of Friedman LLP as our independent registered public accounting firm for the fiscal year ended January 31, 2018 (Proposal No. 2), “FOR” the approval, on an advisory basis of the named executive officer compensation (Proposal No. 3), and “FOR” the Incentive Plan Proposal (Proposal No. 4).

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

As permitted by Delaware law, the Board is divided into three classes, the classes being divided as equally as possible and each class having a term of three years. Each year the term of office of one class expires. A director elected to fill a vacancy, including a vacancy resulting from an increase in the number of directors constituting the Board, serves for the remaining term of the class in which the vacancy exists. The Board presently consists of five members, with two directors serving in Class I, one director serving in Class II, and two directors serving in Class III.

The Board proposed that Messrs. Ryan and Kreft, whose terms expire at the Annual Meeting, each be elected as director to serve for a term expiring at the 2020 annual meeting of stockholders and until their successors are duly elected and qualified or until such director’s earlier resignation or removal. Unless otherwise indicated, the enclosed proxy will be voted for the election of Messrs. Ryan and Kreft as nominees, to serve for the terms as set forth above. Should either nominee become unable to serve for any reason, which is not anticipated, the Board may designate a substitute nominee, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee. Each person nominated by the Board for election has agreed to serve if elected. We have no reason to believe that any Board nominee will be unavailable or, if elected, will decline to serve.

Vote Required

The directors are elected by a plurality of the votes properly cast in person or by proxy at the Annual Meeting. With respect to the election of directors, you may vote “for” or “withhold” authority to vote for each of the nominees. Any shares not voted “for” a particular nominee (whether as a result of stockholder withholding or a broker non-vote) will not be counted in any nominee’s favor and will have no effect on the outcome of the election.

NOMINEE DIRECTORS - CLASS I

Terms Expiring in 2020

Name	Age	Position	Director Since

Christopher J. Ryan	65	Chief Executive Officer, President, Secretary and Director	1986
A. John Kreft	66	Director	2004

Christopher J. Ryan has served as our Chief Executive Officer and President since November 2003, Secretary since April 1991, and a director since May 1986. Mr. Ryan was our Executive Vice President - Finance from May 1986 until becoming our President in November 2003. Mr. Ryan also worked as a Corporate Finance Partner at Furman Selz Mager Dietz & Birney, Senior Vice President-Corporate Finance at Laidlaw Adams & Peck, Inc., Managing-Corporate Finance Director of Brean Murray Foster Securities, Inc. and Senior Vice President-Corporate Finance of Rodman & Renshaw, respectively, between 1983-1991. Mr. Ryan served as a Director of Lessing, Inc., a privately held restaurant chain based in New York, from 1995-2008. Mr. Ryan received his BA from Stanford University, his MBA from Columbia Business School and his J.D. from Vanderbilt Law School. Mr. Ryan’s qualifications to serve on our board include his business and legal education as well as his lengthy experience as a director at our Company and at other companies.

A. John Kreft has served as a director since 2004 and our Chairman of the Board since June 2016. Mr. Kreft has been President of Kreft Interests, a Houston based private investment firm, since 2001. Between 1998 and 2001, he was the Chief Executive Officer of Baker Kreft Securities, LLC, a NASD broker-dealer. From 1996 to 1998, Mr. Kreft was a co-founder and manager of TriCap Partners, a Houston based venture capital firm. From 1994 to 1996, he was employed as a director at Alex Brown and Sons. Mr. Kreft has also held senior positions at CS First Boston, including as a managing director from 1989 to 1994. Mr. Kreft received his MBA from the Wharton School of Business. Mr. Kreft’s qualifications to serve on our board include his extensive capital markets experience with debt and equity financings and bank facilities. In addition, his familiarity with acquisition due diligence and integration issues assists him in his directorship of our company.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

EACH OF THE NOMINEES FOR DIRECTOR

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INCUMBENT DIRECTORS - CLASS III

Terms Expiring in 2019

Name	Age	Position	Director Since

Thomas J. McAteer	64	Director	2011
James M. Jenkins	52	Director	2015

Thomas J. McAteer has served as a director since 2011. Mr. McAteer has served as Executive Vice President of Management Development and Strategic Initiatives of Suffolk Transportation since March 2013 and Chairman of the Board of New World Medical Network, a private healthcare organization, since 2015. He also served as the Vice Chair of the Board and Chair of the Compensation and Personnel Committee for the Long Island Power Authority since December 2014. He served as the Senior Vice President and Regional Market Head for Aetna's Medicaid Division from March 2007 until March 2013. Prior to joining Aetna Medicaid, Mr. McAteer served as the President and CEO of Vytra Health Plans. In a thirteen year career at Vytra, Mr. McAteer played an executive leadership role in growing Vytra from annual revenues of $70 million in 1993 to over $375 million in 2005. In 2001, Mr. McAteer facilitated the sale of Vytra to HIP Health Plans and, thereafter assumed the additional responsibilities of Executive Vice President for Brand Leadership, as well as joining the Executive Committee of the enterprise. Before joining Vytra, Mr. McAteer served as the Chief Deputy County Executive in Suffolk County, New York and prior to that as the Director of Human Resources for the Metropolitan Transportation Authority. Mr. McAteer's qualifications to serve on our Board include his business experience and multiple prior executive positions.

James M. Jenkins is a partner at Harter Secrest & Emery LLP, a regional law firm located in Western New York.  Mr. Jenkins’s practice is in focused the areas of corporate governance and general corporate law matters, including initial and secondary public offerings, private placements, mergers and acquisitions, and securities law compliance. Mr. Jenkins joined the firm in 1989 as an associate and was elected a partner effective January 1, 1997.  He has served as the Chair of the firm's Securities Practice Group since 2001 and served as a member of the firm’s Management Committee from January 2007 to January 2013. He was recently named the Partner in Charge of the firm's New York City office. Mr. Jenkins holds a B.A from Virginia Military Institute and a J.D. from West Virginia University College of Law. Mr. Jenkins previously served on our Board from 2012 to 2015 where he also was a member of our Audit and Corporate Governance Committees. Mr. Jenkins’s qualifications to serve on our Board include his corporate governance experience as well his current business-related experience.

INCUMBENT DIRECTOR - CLASS II

Term Expiring in 2018

Name	Age	Position	Director Since

Stephen M. Bachelder	66	COO, Director	2004

Stephen M. Bachelder has served as a director since 2004. Mr. Bachelder was our Chief Operating Officer from November 2012 to March 2017. From February 2011 to November 2012, he served as Chairman of our Board of Directors. From March 2011 until November 2012 he served as our National Sales Manager. Mr. Bachelder was an executive and President of Swiftview, Inc., a Portland, Oregon based software company, from 1999 to 2007. Swiftview, Inc. was sold to a private equity firm in October 2006. From 1991 to 1999, Mr. Bachelder operated a consulting firm advising technology companies in the Pacific Northwest.  Mr. Bachelder was President and owner of an apparel company, Bachelder Imports, from 1982 to 1991, and worked in executive positions for Giant Foods, Inc. and Pepsico, Inc. between 1976 and 1982. He is a graduate of the Harvard Business School. Mr. Bachelder’s qualifications to serve on our Board include his business education and multiple prior executive positions at a number of companies, including Lakeland.

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CORPORATE GOVERNANCE

Lakeland operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards.

Director Independence

The standards relied upon by the Board in affirmatively determining whether a director is “independent,” in compliance with NASDAQ and SEC rules, are comprised, in part, of those objective standards set forth in such rules. In addition to these objective standards and in compliance with NASDAQ and SEC rules, no director will be considered independent who has a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The Board exercises appropriate discretion in identifying and evaluating any such relationship. The Board, in applying the above-referenced standards and after considering all of the relevant facts and circumstances, has affirmatively determined that the Company’s independent directors are: A. John Kreft, Thomas J. McAteer, and James M. Jenkins, representing a majority of the members of the Board.

Lakeland’s independent directors meet in executive sessions when deemed necessary, but generally no less than twice a year.

Board and Committee Meetings and Attendance

The Board has three standing committees – the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each committee operates under a written charter adopted by the Board and each charter is available without charge on our website at www.lakeland.com under the headings “Investor Relations-Financial Information-Lakeland Board Committee Charters and Governance Guidelines.” Hard copies may also be obtained, without charge, by writing to our Corporate Secretary at Lakeland Industries, Inc, 3555 Veterans Memorial Highway, Suite C, Ronkonkoma, New York 11779.

During the fiscal year ended January 31, 2017, there were nine (9) meetings of the Board; six (6) meetings of the Audit Committee; four (4) meetings of the Compensation Committee; and one (1) meeting of the Nominating and Governance Committee. Each director attended at least 75% of the aggregate number of meetings of the Board, and the respective committees of which he is a member, during the period for which he was a director during fiscal year ended January 31, 2017.

Audit Committee

As of fiscal year ended January 31, 2017 and as of the record date, the members of our Audit Committee consisted of A. John Kreft (Chairman), Thomas McAteer, and James Jenkins. Duane Albro was a member of the committee until his resignation as a director on June 15, 2016. Each member of the Audit Committee has been determined by the Board, as reviewed on an annual basis, to meet the standards for independence required of audit committee members by the NASDAQ listing standards and applicable SEC rules. Our Board has determined that Mr. Kreft is an “audit committee financial expert,” within the meaning of applicable SEC rules based upon, among other things, his MBA in finance from the Wharton School of Business, four and a half years’ experience with two “Big 4” accounting firms, eighteen years of investment banking, underwriting and advisory services experience with several brokerage firms such as Credit Suisse and Alex Brown and three years as Chief Executive Officer of a NASD broker dealer. Mr. Kreft has held five levels of security licenses at various times including General Securities Principal.

The formal report of our Audit Committee is included in this proxy statement. The Audit Committee’s responsibilities include, among other things:

•	the oversight of the quality of our consolidated financial statements and our compliance with legal and regulatory requirements;
•	the selection, evaluation and oversight of our independent registered public accountants, including conducting a review of their independence, determining their fees, overseeing their audit work, and reviewing and pre-approving any non-audit services that may be performed by them;
•	the oversight of annual audit and quarterly reviews, including review of our consolidated financial statements, our critical accounting policies and any material related-party transactions and the application of accounting principles; and
•	the oversight of financial reporting process and internal controls, including a review of the adequacy of our accounting and internal controls and procedures.

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Compensation Committee

As of fiscal year ended January 31, 2017 and as of the record date, the members of our Compensation Committee consisted of Thomas McAteer (Chairman), A. John Kreft, and James Jenkins. Duane Albro was a member of the committee until his resignation as a director on June 15, 2016. All members of the Compensation Committee have been determined to meet the applicable NASDAQ and SEC standards for independence. Our Compensation Committee’s role includes setting and administering the policies governing the compensation of executive officers, including cash compensation and equity incentive programs, and reviewing and establishing the compensation of the Chief Executive Officer and other executive officers. Our Compensation Committee’s principal responsibilities, which have been authorized by the Board, are:

•	approving the corporate goals and objectives applicable to the compensation for the Chief Executive Officer, evaluate at least annually the Chief Executive Officer’s performance in light of those goals and objects and determine and approve the Chief Executive Officer’s compensation level based on this evaluation.
•	review and approve other executive officers’ annual base salaries and annual incentive opportunities (after considering the recommendation of our Chief Executive Officer with respect to the form and amount of compensation for executive officers other than the Chief Executive Officer);
•	evaluating the level and form of compensation for Board of Director and committee service by non-employee members of our Board and recommending changes when appropriate;
•	advising the Board on our compensation and benefits matters, including making recommendations and decisions where authority has been granted regarding our equity-based compensation plans and benefit plans generally, including employee bonus and retirement plans and programs; and
•	approving the amount of and vesting of equity awards;
•	evaluating the need for, and provisions of, any employment contracts/severance arrangements for the Chief Executive Officer and other executive officers.
•	review and discuss with management our disclosure relating to executive compensation proposed by management to be included in our proxy statement, recommend that such disclosures be included in our annual report on Form 10-K and proxy statement.

Our Compensation Committee does not delegate any of its responsibilities to other committees or persons. Participation by executive officers in the recommendation or determination of compensation for executive officers or directors is limited to recommendations by our Chief Executive Officer to our Compensation Committee regarding the compensation of executive officers other than with respect to himself and (ii) our Chief Executive Officer’s participation in Board determinations of compensation for the non-employee directors.

Nominating and Governance Committee

As of the fiscal year ended January 31, 2017 and as of the record date, the members of our Nominating and Governance Committee consisted of James Jenkins (Chairman), A. John Kreft, and Thomas McAteer. Duane Albro was a member of the committee until his resignation on June 15, 2016. All of the members of the Nominating and Governance Committee have been determined to meet the applicable NASDAQ and SEC standards for independence. The purpose of the Nominating and Governance Committee is to identify, screen and recommend to the Board qualified candidates to serve as directors, to develop and recommend to the Board a set of corporate governance principles applicable to Lakeland, and to oversee corporate governance and other organizational matters. The Nominating and Governance Committee’s responsibilities include, among other things:

•	reviewing qualified candidates to serve as directors;
•	aiding in attracting qualified candidates to serve on the Board;
•	considering, reviewing and investigating (including with respect to potential conflicts of interest of prospective candidates) and either accepting or rejecting candidates suggested by our stockholders, directors, officers, employees and others;
•	recommending to the full Board nominees for new or vacant positions on the Board and providing profiles of the qualifications of the candidates;
•	monitoring our overall corporate governance and corporate compliance program;
•	reviewing and adopting policies governing the qualification and composition of the Board;
•	reviewing and making recommendations to the Board regarding Board structure, including establishing criteria for committee membership, recommending processes for new Board member orientation, and reviewing and monitoring the performance of incumbent directors;
•	recommending to the Board action with respect to implementing resignation, retention and retirement policies of the Board;

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•	reviewing the role and effectiveness of the Board, the respective Board committees and the directors in our corporate governance process; and
•	reviewing and making recommendations to the Board regarding the nature and duties of Board committees, including evaluating the committee charters, recommending appointments to committees, and recommending the appropriate chairperson for the Board.

Director Nomination Procedures

Nominating and Governance Committee will consider individuals recommended by stockholders for nomination as candidates for election to the Board at annual meetings of stockholders. Such suggested nominees will be considered in the context of the Nominating and Governance Committee’s determination regarding all issues relating to the composition of the Board, including the size of the Board, any criteria the Nominating and Governance Committee may develop for prospective Board candidates and the qualifications of candidates relative to any such criteria. The Nominating and Corporate Governance Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. Any stockholder who wants to nominate a candidate for election to the Board must delivery timely notice to our Secretary at our principal executive offices. In order to be timely, the notice must be delivered:

•	in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the notice must be received not less than 90 days nor more than 120 days prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such meeting, the 10th day following the date public disclosure of the annual meeting was made; and

•	in the case of a special meeting, not less than 90 days nor more than 120 days prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such meeting, the 10th day following the date public disclosure of the special meeting was made.

The stockholder’s notice to the Secretary must set forth:

•	as to each person whom the stockholder proposes to nominate for election as a director
o	the nominee’s name, age, business address and residence address;
o	the nominee’s principal occupation and employment;
o	the class and series and number of shares of each class and series of capital stock of Lakeland which are owned beneficially or of record by the nominee, and any other direct or indirect pecuniary or economic interest in any capital stock of Lakeland held by the nominee, including without limitation, any derivative instrument, swap (including total return swaps), option, warrant, short interest, hedge or profit sharing arrangement, and the length of time that such interest have been held by the nominee; and
o	any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder.
•	as to the stockholder giving the notice
o	the stockholder’s name and record address;
o	the class and series and number of shares of each class and series of capital stock of Lakeland which are owned beneficially or of record by the stockholder, and any other direct or indirect pecuniary or economic interest in any capital stock of Lakeland held by the stockholder, including without limitation, any derivative instrument, swap (including total return swaps), option, warrant, short interest, hedge or profit sharing arrangement, and the length of time that such interest have been held by the stockholder;
o	a description of any proxy, contract, arrangement, understanding, or relationship between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder;
o	a representation by the stockholder that the stockholder is a holder of record of stock of Lakeland entitled to vote at such meeting and that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons named in the stockholder’s notice; and
o	any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

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A stockholder providing notice of any nomination proposed to be made at an annual meeting or special meeting shall further be required, for such notice of nomination to be proper, to update and supplement the notice, if necessary, so that the information provided or required to be provided in the notice is true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Company not later than five business days after the record date for the meeting in the case of the update and supplement requirement to be made as of the record date, and not later than eight business days prior to the date for the meeting, any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof.

The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which the stockholder gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

The Nominating and Governance Committee believes that the minimum qualifications for serving as a director are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of Lakeland and have an impeccable record and reputation for honesty and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee examines a candidate’s specific experiences and skills, relevant industry background and knowledge, time availability in light of other commitments, potential conflicts of interest, interpersonal skills and compatibility with the Board, and independence from management and the Company. The Nominating and Governance Committee also seeks to have the Board represent a diversity of backgrounds and experience. The Nominating and Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Nominating and Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Nominating and Governance Committee identifies potential nominees through independent research and through consultation with current directors and executive officers and other professional colleagues. The Nominating and Governance Committee looks for persons meeting the criteria above, and takes note of individuals who have had a change in circumstances that might make them available to serve on the Board, for example, retirement as a Chief Executive Officer or Chief Financial Officer of a company. The Nominating and Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Nominating and Governance Committee will also consider candidates recommended by stockholders.

Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Governance Committee determines that the candidate warrants further consideration by the committee, the Chairman or another member of the committee will contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating and Governance Committee requests a resume and other information from the candidate, reviews the person’s accomplishments and qualifications, including in light of any other candidates that the committee might be considering. The Nominating and Governance Committee may also conduct one or more interviews with the candidate, either in person, telephonically or both. In certain instances, Nominating and Governance Committee members may conduct a background check, may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating and Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the committee may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Interested Party Communications

The Board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent our Corporate Secretary at Lakeland Industries, Inc., 3555 Veterans Memorial Highway, Suite C, Ronkonkoma, New York 11779.

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All communications received as set forth in the preceding paragraph will be opened by the office of our Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

Director Attendance at Annual Stockholder Meetings

We expect that each of our directors attend our annual meetings of stockholders, as provided in our Corporate Governance Guidelines. All of our directors were in attendance at the annual meeting of stockholders held on June 15, 2016.

Corporate Governance Guidelines and Practices

We are committed to good corporate governance practices and as such we have adopted formal Corporate Governance Guidelines. A copy of the Corporate Governance Guidelines may be found on our website at www.lakeland.com under the headings “Investor Relations-Financial Information-Lakeland Board Committee Charters and Governance Guidelines.” Below are some highlights of our corporate governance guidelines and practices:

o	Board Independence. We believe that the Board should be comprised of a majority of independent directors and that no more than two management executives may serve on the Board at the same time. Currently, the Board has five directors: three of whom are independent directors under the applicable Nasdaq Marketplace Rules, one of whom is a current member of management, and one of whom is a former member of management.
o	Board Committees. All of our Board committees consist entirely of independent directors as defined under the applicable Nasdaq Marketplace Rules.
o	Chairman, CEO and Position Separation; Leadership Structure. Although we do not have an official policy requiring separation of the offices of the Chairman of the Board and Chief Executive Officer, we currently have a different person serving in each such role—Mr. John Kreft is our Chairman, and Mr. Christopher J. Ryan is our Chief Executive Officer. The decision whether to combine or separate these positions depends on what our Board deems to be in the long-term interest of stockholders in light of prevailing circumstances. Mr. Kreft has served as Chairman of the Board since June 2016. Mr. Ryan has served as our Chief Executive Officer since November 2003. This arrangement has allowed our Chairman to lead the Board, while our Chief Executive Officer has focused primarily on managing the operations of the Company. The separation of duties provides strong leadership for the Board while allowing the Chief Executive Officer to be the leader of the Company, focusing on its customers, employees, and operations. Our Board believes the Company is well-served by this flexible leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.
o	Independent Advisors. The Board and each committee have the power to hire independent legal, financial or other advisors at any time as they deem necessary and appropriate to fulfill their Board and committee responsibilities.
o	Directors Are Subject to our Code of Conduct. Board members must act at all times in accordance with the requirements of our Code of Conduct. This obligation includes adherence to our policies with respect to conflicts of interest, ethical conduct in business dealings and respect for and compliance with applicable law. Any requested waiver of the requirements of the Code of Conduct with respect to any individual director or executive officer must be reported to, and subject to, the approval of the Board, or the Audit Committee.
o	Board Engagement. The Board has regularly scheduled presentations from our finance and major business operations personnel.
o	No Corporate Loans. Our stock plans and practices prohibit us from making corporate loans to employees for the exercise of stock options or for any other purpose.

Risk Oversight

Management is responsible for the day-to-day management of risks for Lakeland, while our Board, as a whole and through its committees, is responsible for the oversight of risk management. The Board sets our overall risk management strategy and our risk appetite and ensures the implementation of our risk management framework. Specific committees of the Board are responsible for overseeing specific types of risk. Our Audit Committee periodically discusses risks as they relate to the Company’s financial statements, the evaluation of the effectiveness of internal control over financial reporting, compliance with legal and regulatory requirements including Sarbanes-Oxley Act, and related party transactions, among other responsibilities set forth in the Audit Committee’s charter. Our Audit Committee also periodically may review our tax exposures and our internal processes to ensure compliance with applicable laws and regulations. Our Board monitors risks as they may be related to financing matters such as acquisitions and dispositions, our capital structure, credit facilities, equity issuances, and liquidity. Our Compensation Committee establishes our compensation policies and programs in such a manner that our executive officers are not incentivized to take on an inappropriate level of risk. Our Audit Committee Chairman reviews any employee reports regarding suspected violations of our Code of Conduct. Each of our committees of the Board regularly delivers reports to the members of the Board, in order to keep the Board informed about what transpires at committee meetings. In addition, if a particular risk is material or where otherwise appropriate, the full Board may assume oversight over such risk, even if the risk was initially overseen by a committee.

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Code of Ethics

The Board adopted our Code of Ethics, as amended, on June 19, 2015 that applies to all officers, directors and employees. The Code of Ethics sets forth information and procedures for employees to report ethical or accounting concerns, misconduct or violations of the Code in a confidential manner. The Code of Ethics is available on our website at www.lakeland.com under the headings Investor Relations-Financial Information-Code of Ethics Policy 2015. Amendments to, and waivers from, the Code of Ethics will be disclosed at the same website address provided above and in such filings as may be required pursuant to applicable law or listing standards. We intend to satisfy the disclosure requirement under Item 5.05(c) of Form 8-K regarding certain amendments to, or waivers from a provision of this code of ethics by posting such information on our website at www.lakeland.com under the headings “Investor Relations-Financial Information-Code of Ethics Policy 2015.”

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is an officer or employee of Lakeland, and none of our executive officers serves as a member of a compensation committee of any entity that has one or more executive officers serving as a member of our Compensation Committee.

DIRECTOR COMPENSATION

Non-employee directors each received $33,750 quarterly as compensation for serving as a member of the Board and on its committees during the period commencing January 31, 2016 through April 30, 2016. Effective as of June 15, 2016, the fee was revised to $75,000 annually payable to each director plus an additional annual fee of $10,000 for each of the Chairman of the Board and Chairman of the Audit Committee and $5,000 for each other committee chair position held. Three of the independent directors chose to receive a percentage of their compensation in company restricted stock rather than all cash compensation. Members of the Board of Directors are reimbursed for all travel-related expenses to and from meetings of the Board and committees. Directors who are also officers of the Company are not compensated for their duties as directors.

The following table sets forth compensation paid by the Company to non-employee directors during the fiscal year ended January 31, 2017. Disclosures relating to the compensation of Christopher J. Ryan and Stephen M. Bachelder can be found in the “Executive Officer Compensation” section below.

DIRECTOR COMPENSATION - FISCAL 2017

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)		Option Award ($)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)
Duane W. Albro(2)	50,625	—		—	—	—	—	50,625
A. John Kreft	72,501	16,875	(3)	—	—	—	—	89,376
Thomas McAteer	32,500	67,500	(4)	—	—	—	—	100,000
James Jenkins(5)	36,875	20,000	(6)	—	—	—	—	56,875
(1)	Represents the aggregate grant date fair value of restricted stock granted to the director during fiscal year ended January 31, 2017. The amounts in this column do not necessarily correspond to the actual value that will be realized by the director. The assumptions used to calculate the fair value are set forth in the footnotes to the Consolidated Financial Statements included in our Annual Report on Form 10-K, as amended, for the fiscal year ended January 31, 2017, as filed with the SEC. As of January 31, 2017, stock awards or options held by independent directors were as follows: (i) Mr. McAteer held 18,359 restricted common shares, (ii) Mr. Kreft held 8,819 restricted common shares, and (iii) Mr. Jenkins held 5,221 restricted common shares, as of that date.
(2)	Mr. Albro resigned from the Board on June 15, 2016.
(3)	Mr. Kreft was paid a percentage of his fees in restricted common stock totaling $16,875, subject to two-year vesting.
(4)	Mr. McAteer was paid a percentage of his fees in restricted common stock totaling $67,500, subject to two-year vesting.
(5)	Mr. Jenkins joined the Board on June 15, 2016.
(6)	Mr. Jenkins was paid a percentage of his fees in restricted common stock totaling $20,000, subject to two-year vesting.

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PROPOSAL NO. 2

RATIFICATION OF SELECTION OF FRIEDMAN LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Friedman LLP (“Friedman”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending January 31, 2018, and has directed that management submit the selection of Friedman as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Friedman was retained as our independent auditors on July 14, 2016. A representative of Friedman is expected to be present or available by phone at the Annual Meeting and will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.

Neither our Bylaws nor other governing documents or applicable law require stockholder ratification of the selection of Friedman as our independent registered public accounting firm. However, the Audit Committee seeks to have the selection of Friedman ratified as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of different independent registered public accountants at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Friedman. You may vote “for,” “against” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

Change in independent registered public accountants

United States

As reported in the Company’s Current Report on Form 8-K filed on July 18, 2016, we engaged Friedman as our independent registered public accountants on July 14, 2016. On the same date, the Company dismissed WeiserMazars (“WeiserMazars”) as its independent registered public accountants, effective immediately. This change of independent registered public accountants was approved by our Audit Committee.

The audit reports of WeiserMazars on the Company’s consolidated financial statements as of and for the fiscal years ended January 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, however, the audit reports make reference to other auditors in both years. During the two most recent fiscal years ended January 31, 2016 and 2015, and during the subsequent interim period preceding such dismissal, there were no disagreements with WeiserMazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WeiserMazars, would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports for such years. In addition, during that time there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

China

Also on July 14, 2016, the Company dismissed Shanghai Mazars Certified Public Accountants (“Shanghai Mazars”), the independent registered public accounting firm for the Company’s China subsidiaries, Lakeland (Beijing) Safety Products Co., Ltd. (“Lakeland Beijing”) and Weifang Lakeland Safety Products Co Ltd. (“Weifang Lakeland”). The decision was approved by the Audit Committee.

The audit reports of Shanghai Mazars on each of Lakeland Beijing’s and Weifang Lakeland’s financial statements as of and for the fiscal years ended January 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years ended January 31, 2016 and 2015, and during the subsequent interim period preceding such dismissal, there were no disagreements with Shanghai Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Shanghai Mazars, would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports on the financial statements for such years. In addition, during that time there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

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AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee of the Board of Directors of Lakeland Industries, Inc., describing the Audit Committee’s responsibilities and practices, specifically with respect to matters involving Lakeland’s accounting, auditing, financial reporting and internal control functions. Among other things, the Audit Committee reviews and discusses with management and with Lakeland’s independent registered public accounting firm the results of Lakeland’s year-end audit, including the audit report and audited financial statements. The members of the Audit Committee of the Board are presenting this report for the fiscal year ended January 31, 2017.

The Audit Committee acts pursuant to a written charter. The Nominating and Governance Committee and the Board consider membership of the Audit Committee annually. The Audit Committee reviews and assesses the adequacy of its charter annually. The Audit Committee held six meetings during the fiscal year ended January 31, 2017.

All members of the Audit Committee are independent directors, qualified to serve on the Audit Committee pursuant to the applicable Nasdaq Marketplace Rules. In accordance with its charter, the Audit Committee oversees accounting, financial reporting, internal control over financial reporting, financial practices and audit activities of Lakeland and its subsidiaries. The Audit Committee provides advice, counsel, and direction to management and the independent registered public accounting firm, based on the information it receives from them. The Audit Committee relies, without independent verification, on the information provided by Lakeland and on the representations made by management that the financial statements have been prepared with integrity and objectivity, on the representations of management, and the opinion of the independent registered public accounting firm that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States, or GAAP.

In connection with its review of Lakeland’s audited financial statements for the fiscal year ended January 31, 2017, the Audit Committee reviewed and discussed the audited financial statements with management and discussed with Friedman, Lakeland’s independent registered public accounting firm, the matters required to be discussed by PCAOB standards. The Audit Committee received the written disclosures and the letter from Friedman required by the applicable requirements of the PCAOB and discussed with Friedman its independence from Lakeland. The Audit Committee has also considered whether the provision of certain permitted non-audit services by Friedman is compatible with their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Lakeland’s Annual Report on Form 10-K for its fiscal year ended January 31, 2017 for filing with the SEC.

During fiscal 2017, the Audit Committee met with management and Lakeland’s independent registered public accountants and received the results of the audit examination, evaluations of Lakeland’s internal controls and the overall quality of Lakeland’s financial organization and financial reporting. The Audit Committee also meets at least once each quarter with Lakeland’s independent registered public accountants and management to review Lakeland’s interim financial results before the publication of Lakeland’s quarterly earnings press releases. The Audit Committee believes that a candid, substantive and focused dialogue with the independent registered public accountants is fundamental to the committee’s responsibilities. To support this belief, the Audit Committee meets separately with the independent registered public accountants without the members of management present on at least an annual basis.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by Lakeland regarding accounting, internal accounting controls, or auditing matters, including the confidential, anonymous submission by Lakeland employees, received through established procedures, of concerns regarding questionable accounting or auditing matters. We have established a confidential email and hotline for employees to report violations of Lakeland’s Code of Ethics or other company policies and to report any ethical concerns.

The information contained in this report shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Lakeland specifically incorporates it by reference into such filing.

The Audit Committee:
A. John Kreft (Chairman)
Thomas McAteer
James Jenkins

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INDEPENDENT AUDITOR FEE INFORMATION

The Audit Committee appointed Friedman as the independent registered public accounting firm to audit the financial statements for the fiscal year ended January 31, 2017.

Fees billed for services by Friedman during fiscal 2017 and each of WeiserMazars LLP and Warren Averett, LLC in fiscal 2017 and 2016 are as follows:

	Friedman LLP	WeiserMazars LLP	WeiserMazars LLP	Warren Averett, LLC	Warren Averett, LLC
	Fiscal 2017	Fiscal 2017	Fiscal 2016	Fiscal 2017	Fiscal 2016
Audit Fees	$100,000	$197,650	$500,896	$—	$—
Audit-Related Fees	$9,850	$10,000	$—	$—	$—
Tax Fees	$—	$—	$—	$165,553	$224,594
All Other Fees	$—	$18,400	$—	$—	$—
Total	$119,850	$226,050	$500,896	$165,553	$224,594

Audit Fees

Includes fees billed for professional services rendered for audit of our annual financial statements in compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and review of financial statements included in our Forms 10-Q and other filings with the SEC.

Audit-Related Fees

Includes certain services that are reasonably related to the performance of the audit or review of Lakeland’s consolidated financial statements. There were no such fees in fiscal 2016.

Tax Fees

Includes tax preparation including audits, quarterly estimates and resolutions of various notices from taxing authorities.

All Other Fees

Includes fees billed for services not classified in any of the above categories. There were no such fees in fiscal 2016.

Audit Committee Pre-Approval Policy

In accordance with applicable laws and regulations, the Audit Committee reviews and pre-approves any non-audit services to be performed by our independent registered public accounting firm to ensure that the work does not compromise their independence in performing their audit services. The Audit Committee generally also reviews and pre-approves all audits, audit related, tax and all other fees, as applicable. In some cases, pre-approval may be provided by the full committee for up to a year, and relates to a particular category or group of services and is subject to a specific budget and SEC rules. In other cases, the chairman of the Audit Committee has the delegated authority from the committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee at its next meeting.

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PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities and Exchange Act of 1934 (the “Exchange Act”), the Company is providing stockholders with an advisory (non-binding) vote on compensation programs for our named executive officers (sometimes referred to as “say on pay”). Accordingly, you may vote on the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the Named Executive Officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This non-binding advisory vote on executive compensation will be considered approved by the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter. You may vote “for,” “against” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the vote for this proposal. Although this vote is non-binding, the Board and the Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

EXECUTIVE OFFICERS

Our Executive Officers are appointed by our Board and serve at its discretion. Set forth below is information regarding our current Executive Officers:

NAME	POSITION	AGE
Christopher J. Ryan	Chief Executive Officer, President and Secretary	65
Teri W. Hunt	Chief Financial Officer	55
Charles D. Roberson	Senior Vice President, International Sales	54
Daniel L. Edwards	Senior Vice President Sales North America	50

Mr. Ryan’s biography is included under the heading “Election of Directors.”

Teri W. Hunt has served as our Chief Financial Officer since November 10, 2015 after serving as the Acting Chief Financial Officer of the Company since July 17, 2015. Ms. Hunt has also served as our Vice President of Finance since November 2010, before which time she served as Corporate Controller from November 2007 to November 2010. Prior to joining Lakeland, Ms. Hunt served in multiple operational and financial management positions including Corporate Controller for a privately held yarn manufacturer, TNS Mills.

Charles D. Roberson has served as our Vice President International Sales since March 2009. Mr. Roberson joined our Company in 2004 as Technical Marketing Manager and later served as International Sales Manager. Prior to joining our Company, Mr. Roberson was employed by Precision Fabrics Group, Inc. as a Market Manager from 1995-2001 and as a Nonwovens Manufacturing Manager from 1991-1995. He began his career as a manufacturing manager for Burlington Industries, Inc. in its Menswear Division from 1985-1991.

Daniel L. Edwards has been our Senior Vice President Sales for North America since March 2017 after most recently serving as our Vice President of USA Sales since March 2013. Mr. Edwards has been employed by us in various capacities since joining Lakeland in 2005, including as our National Accounts Manager and Eastern Regional Sales Manager. Prior to joining our Company, Mr. Edwards was a Senior Market Manager at Precision Fabrics Group, Inc., where he began his career in 1990 and held various roles at that company in manufacturing, technical and quality management.

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EXECUTIVE OFFICER COMPENSATION

We currently qualify as a “smaller reporting company” as such term is defined in Rule 405 of the Securities Act of 1933, as amended, and Item 10(f) of Regulation S-K. Accordingly, and in accordance with relevant Securities and Exchange Commission rules and guidance, we have elected, with respect to the disclosures required by Item 402 (Executive Compensation) of Regulation S-K, to comply, in some cases, with the requirements applicable to larger companies and, in other cases, with the disclosure requirements applicable to smaller reporting companies. The following Executive Compensation Overview is not comparable to the “Compensation Discussion and Analysis” that is required of SEC reporting companies that are not smaller reporting companies.

executive compensation overview

Compensation Committee. The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of the Company’s executive officers and supervision of the Company’s stock plans and 401(k) Plans. The Compensation Committee reports to the Board and is responsible for:

▪	Reviewing and recommending the Company’s goals and objectives relevant to executive officer compensation;
▪	Evaluating the executive officers’ performance in light of these goals and objectives;
▪	Approving the compensation for the Chief Executive Officer and other executive officers (after considering the recommendation of our Chief Executive Officer with respect to the form and amount of compensation for executive officers other than the Chief Executive Officer); and
▪	Making recommendations to the Board regarding the management contracts of executive officers when they are proposed or renewed.

Compensation Philosophy and Objectives. The Company seeks to pay its executive officers total compensation that is competitive with other companies of comparable size and complexity. Generally, the types of compensation and benefits provided to the Chief Executive Officer and other executive officers are comparable to those provided to other executive officers of small cap, publicly-traded and similarly sized companies in the industry in which the Company operates.

The compensation policies of the Company are designed to:

▪	Increase stockholder value;
▪	Increase the overall performance of the Company;
▪	Attract, motivate and retain experienced and qualified executives; and
▪	Incentivize the executive officers to achieve the highest level of Company financial performance.

While the Company seeks to maintain competitive compensation arrangements for its executives, it also strongly believes that the competitiveness of the compensation packages should be based on the total compensation achievable by the executive officers and that a portion of that compensation should be linked to the performance of the Company. Accordingly, the executive compensation packages provided to the Chief Executive Officer and the other executive officers are structured to include, among other things and in addition to base salary and benefits, equity incentives. A reasonable portion of the compensation packages for executive officers is in the form of restricted stock grants, which are intended to provide incentives to executive officers to achieve long-term growth in the price of the Company’s common stock and additional annual cash bonus opportunities, which are intended to reward executive officers for meeting annual financial performance goals. Overall compensation levels are set such that, for executive officers to achieve a competitive compensation level, there must be both growth in the market price of the Company’s common stock and growth in the Company’s earnings and revenues. The determination that such goals have been met and merit pay-outs pursuant to the incentive portion of the overall compensation rests with the Compensation Committee.

The Compensation Committee believes that executive officer compensation should seek to align the interests of executives with those of the Company’s stockholders, by seeking to reward long-term growth (not short-term) in the value of the Company’s common stock and to reward the achievement of annual financial goals by the Company. The incentive components of compensation restricted stock grants and annual cash bonuses for executive officers are linked to corporate financial performance. This is intended to keep the executive team focused on the core goal of overall long-term corporate performance.

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When setting or recommending compensation levels, the Compensation Committee considers the overall performance of the Company, the individual performance of each of the executive officers, and their individual contributions to and ability to influence the Company’s performance, and also seeks to encourage teamwork amongst the executives. The Compensation Committee believes that the level of total compensation, including base salary, bonus, restricted stock grants and benefits of executives should generally be maintained to compete with other public and private companies of comparable size and complexity. The Compensation Committee bases its determinations on a variety of factors, including the personal knowledge of market conditions that each member of the Compensation Committee has gained in his own experience managing businesses, salary surveys available to the Company, the knowledge of the Chief Executive Officer and other executives as to local market conditions, and information learned regarding the compensation levels at other small cap companies in the industrial apparel industry and other similarly sized businesses. The Compensation Committee periodically evaluates the types and levels of compensation paid by the Company to ensure that it is able to attract and retain qualified executive officers and that their compensation remains comparable to compensation paid to similarly situated executives in comparable companies.

The following describes in more specific terms the elements of compensation that implement the compensation philosophy and objectives described above, with specific reference to compensation earned by the named executive officers for the fiscal year ended January 31, 2017. “Named executive officers” refers to those executive officers named in the Summary Compensation Table that immediately follows this discussion.

Base Salaries. The base salary of each of our named executive officers is fixed pursuant to the terms of their respective employment agreements with us at the time a person initially becomes an executive officer by evaluating the responsibilities of the position, the experience and knowledge of the individual and the competitive marketplace at that time for executive talent, including a comparison to base salaries for comparable positions (considered in the context of the total compensation paid by such companies). Salaries are reviewed from time to time thereafter, generally in connection with the expiration of employment agreements or when other considerations warrant such review in the discretion of the Compensation Committee and Board, considering the foregoing factors as well as the executive’s performance and the other factors considered in setting total compensation described above.

When salary adjustments are considered, they are made in the context of the total compensation for executive officers, consistent with the core principles discussed above. In each case, the participants involved in recommending and approving salary adjustments consider the performance of each executive officer, including consideration of new responsibilities and the previous year’s corporate performance. Individual performance evaluations take into account such factors as achievement of specific goals that are driven by the Company’s strategic plan and attainment of specific individual objectives. The factors impacting base salary levels are not assigned specific weights but are considered as a totality, against the backdrop of the Company’s overall compensation philosophy, and salary adjustments are determined in the discretion of the Compensation Committee and the Board.

Bonuses. The Company has historically made its annual bonuses eligible for executive officers based on corporate performance, as measured by reference to factors which the Compensation Committee believes reflect objective performance criteria over which management generally has the ability to exert some degree of control. The employment agreements for each of the named executive officers contain specific provision as to the determination of annual bonuses, as described under “Narrative to Compensation Table.” The Compensation Committee also considers whether or not bonuses are merited outside of the employment agreements’ terms.

Equity Awards/Restricted Stock Grants. A third component of executive officers’ compensation is grants of restricted shares of common stock issued pursuant to our stock plans then in effect; although the Compensation Committee may consider using other equity-based incentives in the future. The Compensation Committee grants restricted stock to the Company’s executives in order to align their interests with the interests of the stockholders. Restricted stock grants are considered by the Company to be an effective long-term incentive because the executives’ gains are linked to increases in stock value, which in turn provides stockholder gains. Restricted stock was granted to executive officers in accordance with the terms of our 2015 and 2012 Stock Plans. These restricted stock grants “cliff” vest at the end of three years, which the Company believes makes the grants a more effective retention incentive, subject to the performance evaluation made by the Board in their sole discretion, at the end of the three-year performance period. Restricted stock grants made to the executive officers pursuant to our stock plans reflect the significant individual contributions the Compensation Committee expects the executive officers will make to the Company’s operations and implementation of the Company’s development and growth programs, and the amounts of such grants were determined based on the same considerations discussed above in the context of setting salaries and annual bonuses. The number of shares of restricted stock granted is not tied to a formula or comparable company target ranges, but rather determined at the end of the three-year performance period or such other vesting period established in the discretion of the Compensation Committee and the Board consistent with the compensation philosophy described above. At the end of the applicable performance period, the number of shares (baseline, maximum or zero) determined by the Board, in its discretion, will then vest. With respect to future restricted stock grants, the Compensation Committee may set specific performance goals for vesting to be achieved.

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Setting Executive Compensation. Base salaries and other compensation for the Chief Executive Officer and other executive officers are set by the Compensation Committee and reflect a number of elements including recommendations by our Chief Executive Officer, Christopher J. Ryan, as to the other executive officers based on evaluation of their performance and the other factors described above. The Compensation Committee works closely with Mr. Ryan in establishing compensation levels for the other executive officers. Mr. Ryan and the individual executive typically engage in discussions regarding the executive’s salary, and Mr. Ryan reports on such discussions and makes his own recommendations to the Compensation Committee. The Compensation Committee will separately discuss with Mr. Ryan any proposed adjustment to his own compensation. The Compensation Committee reports to the Board on all proposed changes in executive compensation after it has formed a view on appropriate adjustments, and makes recommendations for consideration of the Board for the Chief Executive Officer and the other executive officers. The Compensation Committee considers such recommendations and, thereafter, sets the compensation level for Mr. Ryan, and for the other executive officers. Salary levels and other aspects of compensation for executive officers historically have been set forth in employment agreements having terms of two to five years.

The Compensation Committee is charged with the responsibility for approving the compensation package for the Chief Executive Officer. The Chief Executive Officer is not present during voting or deliberation on his performance or compensation.

Retirement Benefits. The Company does not provide any retirement benefits to its executive officers, other than matching from time to time a portion of employee contributions to the Company’s 401(k) plan. In August 2009, the Board determined to suspend the Company’s 401(k) match which it reinstated effective as of May 1, 2015.

Employment Agreements. The Company has entered into employment agreements with its executive officers because, in respect of key executive officers, there is a value in its competitive markets to setting out compensation and benefit expectations in writing, maintaining appropriate non-competition, non-solicitation of employees and confidentiality agreements with key executives, and agreeing in advance on post-termination payments and other obligations. These employment agreements are described in more detail under the caption “Narrative to Compensation Table” below.

Taxation and Accounting Matters. Section 162(m) of the Internal Revenue Code (the “Code”) may impose a limit on the amount of compensation we may deduct in any one year with respect to certain specified employees. Section 162(m) of the Code denies a federal income tax deduction for certain compensation in excess of $1.0 million per year paid to the chief executive officer and the three other most highly-paid executive officers (other than the chief financial officer) of a publicly-traded corporation. Certain types of compensation, including compensation based on performance criteria that are approved in advance by stockholders, are excluded from the deduction limit. We believe that Section 162(m) of the Code will not limit our tax deductions for executive compensation for fiscal year 2017. The Compensation Committee’s policy is to qualify compensation paid to our executive officers for deductibility for federal income tax purposes to the extent feasible. However, to retain highly skilled executives and remain competitive with other employers, the Compensation Committee has the right to authorize compensation that would not otherwise be deductible under Section 162(m) or otherwise.

summary compensation table

The table below sets forth all salary, bonus and other compensation paid to our principal executive officer and each of the two highest paid executive officers other than the principal executive officer (our “named executive officers”) for the fiscal years ended January 31, 2017 and 2016. As used in this Proxy Statement, FY refers to a fiscal year ended January 31. For example, FY17 refers to the fiscal year ended January 31, 2017.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Stock Awards(1) ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All other Compensation ($)		Total ($)
Christopher J. Ryan	2017	400,000	100,000	(2)	—		—	—	34,500	(3)	534,500
Chief Executive Officer	2016	400,000	150,000	(2)	90,510		—	—	34,500	(3)	675,010
Teri W. Hunt	2017	215,000	17,500	(4)	—		—	—	—		232,500
Chief Financial Officer	2016	215,000	60,574	(4)	99,716		—	—	—		375,290
Charles D. Roberson	2017	215,000	17,500	(5)	—		—	—	7,200	(6)	239,700
Sr. VP International Sales	2016	215,000	55,000	(5)	99,716		—	—	7,200	(6)	376,916
Stephen M. Bachelder	2017	290,000	40,000	(7)	—		—	—	25,251	(9)	355,251
Chief Operating Officer	2016	290,000	85,000	(7)	134,498	(8)	—	—	25,251	(9)	534,749

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(1)	“Stock Awards” includes the value of restricted stock awarded based on the aggregate grant date fair value of the awards. The assumptions used to calculate the fair value are set forth in Footnote 1 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2017 as filed with the SEC. At grant date, we had estimated that the maximum level of shares would vest over a two-year cycle pursuant to the 2015 Stock Plan based on the stock price at date of grant (approximately $12.93 per share), as reflected in the fair value above. The amounts in this column do not necessarily correspond to the actual value that will be realized by the named executive officer. The level of award (zero, target or maximum) and final vesting is based on the Board of Director’s opinion as to the performance of the Company and management in the entire two-year cycle.
(2)	Represents (i) for fiscal 2017, a discretionary performance bonus and, (ii) for fiscal 2016, a combined discretionary and contractual performance bonus.
(3)	Represents $25,000 in life insurance premiums paid by the Company and a $9,500 per annum auto allowance.
(4)	Represents (i) for fiscal 2017, a discretionary performance bonus, and (ii) for fiscal 2016, discretionary performance bonuses of $20,000 and $5,574 and a contractual performance bonus of $35,000.
(5)	Represents (i) for fiscal 2017, a discretionary performance bonus, and (ii) for fiscal 2016, discretionary performance bonus of $20,000 and a contractual performance bonus of $35,000.
(6)	Represents an annual auto allowance.
(7)	Represents (i) for fiscal 2017, a discretionary performance bonus, and (ii) for fiscal 2016, a contractual performance bonus.
(8)	At the time of Mr. Bachelder’s retirement on March 10, 2017, the Board agreed that the 10,402 shares of performance-based restricted stock awarded to Mr. Bachelder on July 27, 2015 pursuant to the 2015 Stock Plan, which vest on July 27, 2017, shall continue to vest pursuant to their terms, subject to Mr. Bachelder’s continued service as a director of the Company.
(9)	Represents amount reimbursement for healthcare expenses, as Mr. Bachelder does not participate in the Company medical plan.

NARRATIVE TO SUMMARY COMPENSATION TABLE

We are party to employment agreements with our named Executive Officers, a summary of the terms of which are set forth below.

Christopher J. Ryan serves as Chief Executive Officer, President and Secretary of the Company. Mr. Ryan also serves as President and Chief Operating Officer or Director and Secretary/Assistant Secretary of all of the Company’s subsidiaries. Mr. Ryan is party to an employment agreement with the Company, dated effective as of April 16, 2010, which agreement automatically renews for successive two year periods, unless notice not to renew is provided by either party pursuant to the terms of the employment agreement. Pursuant to the agreement, Mr. Ryan was paid an annual base salary of $400,000 in each of FY17 and FY16. Mr. Ryan’s base salary has not been increased since February 2, 2006. Pursuant to the agreement, Mr. Ryan is eligible to receive an incentive bonus payment based upon increases in earnings per share (“EPS”) as set by the Compensation Committee, in its discretion, and be paid an annual bonus calculated based upon $3,000 per each penny of EPS over a predetermined amount set by the Board at the beginning of each fiscal year, subject to certain limitations. Mr. Ryan was paid a discretionary performance bonus of $100,000 for FY17 and he was paid a combined discretionary and contractual performance bonus of $150,000 for FY16. During fiscal 2017, Mr. Ryan was not granted any restricted stock. During fiscal 2016, the Board determined that a performance-based restricted stock award made to Mr. Ryan during fiscal 2013 under the 2012 Stock Incentive Plan was earned at the maximum level; accordingly, during fiscal 2016, Mr. Ryan was issued 41,719 shares of common stock. The Company granted Mr. Ryan, during fiscal 2016, under the 2015 Stock Plan, a performance-based award of up to 7,000 restricted shares based on maximum performance level, subject to vesting in fiscal 2018. Mr. Ryan participates in the Company’s benefit plans and is entitled to the benefits available to all other senior executives, including, without limitation, health insurance coverage, disability and life insurance, and an annual car allowance. Pursuant to his employment agreement, Mr. Ryan is subject to non-compete and confidentiality restrictions which, in this case of non-compete, cover the term of his employment and for a period of one year thereafter. Potential payments to Mr. Ryan in connection with any termination or change of control are discussed below under “Potential Payments Upon Termination.”

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Teri W. Hunt serves as Chief Financial Officer of the Company. Pursuant to the terms of her employment agreement with the Company, Ms. Hunt’s term of employment is for a period of three years commencing on November 10, 2015 and will expire on November 9, 2018, unless earlier terminated pursuant to the terms of the agreement. Ms. Hunt was paid an annual base salary of $215,000 in FY17 and FY16. Pursuant to her agreement, Ms. Hunt is also eligible to receive an annual bonus under an incentive compensation plan as finally determined by the Compensation Committee. The annual bonus is between 80% and 120% of Ms. Hunt’s target bonus amount of $35,000, subject to adjustment from time to time by the Compensation Committee, and calculated based upon the Company’s actual EPS as compared with an EPS target for such year established by the Board of the Company with Ms. Hunt’s input. For fiscal 2017, Ms. Hunt was paid a discretionary performance bonus of $17,500. In fiscal 2016, she earned the target bonus of $35,000 along with a discretionary performance bonuses of $20,000 and $5,573. During fiscal 2016, the Board determined that a performance-based restricted stock award made to Ms. Hunt during fiscal 2013 under the 2012 Stock Incentive Plan was earned at the maximum level; accordingly, during fiscal 2016, Ms. Hunt was issued 11,000 shares of common stock. The Company granted to Ms. Hunt, during fiscal 2016, under the 2015 Stock Plan, a performance-based award for up to 7,712 restricted shares based on maximum performance level, subject to vesting in fiscal 2018. Ms. Hunt participates in Company’s benefit plans and is entitled to the benefits available to all other senior executives, including health insurance coverage, disability and life insurance. Pursuant to her employment agreement, Ms. Hunt is subject to non-compete and confidentiality restrictions which, in the case of non-compete, cover the term of her employment and for a period of one year thereafter. The potential payments to Ms. Hunt in connection with any termination are discussed below under “Potential Payments Upon Termination.”

Charles D. Roberson serves as our Senior Vice President International Sales. Pursuant to the terms of his employment agreement with the Company, Mr. Roberson’s term of employment is for a period of three years commencing on July 31, 2015 and will expire on July 31, 2018, unless earlier terminated pursuant to the terms of the agreement. Mr. Roberson was paid an annual base salary of $215,000 in FY17 and FY16. Pursuant to his agreement, Mr. Roberson is also eligible to receive an annual bonus under an incentive compensation plan as finally determined by the Compensation Committee. The annual bonus is between 80% and 120% of Mr. Roberson’s target bonus amount of $35,000, subject to adjustment from time to time by the Compensation Committee, and calculated based upon the Company’s actual EPS as compared with an EPS target for such year established by the Board of the Company with Mr. Roberson’s input. For fiscal 2017, Mr. Roberson was paid a discretionary performance bonus of $17,500. For fiscal 2016, he earned the target bonus of $35,000 along with a discretionary performance bonus of $20,000. During fiscal 2016, the Board determined that a performance-based restricted stock award made to Mr. Roberson during fiscal 2013 under the 2012 Stock Incentive Plan was earned at the maximum level; accordingly, during fiscal 2016, Mr. Roberson was issued 13,500 shares of common stock. The Company granted Mr. Roberson, during fiscal 2016, under the 2015 Stock Plan, a performance-based award for up to 7,712 restricted shares based on maximum performance level, subject to vesting in fiscal 2018. Mr. Roberson participates in Company’s benefit plans and is entitled to the benefits available to all other senior executives, including health insurance coverage, disability and life insurance and an annual car allowance. Pursuant to his employment agreement, Mr. Roberson is subject to non-compete and confidentiality restrictions which, in the case of non-compete, cover the term of her employment and for a period of one year thereafter. The potential payments to Mr. Roberson in connection with any termination are discussed below under “Potential Payments Upon Termination.”

Stephen M. Bachelder served as our Chief Operating Officer until his retirement on March 10, 2017. Mr. Bachelder’s employment agreement with the Company expired on March 1, 2017. Pursuant to the employment agreement, Mr. Bachelder was paid an annual base salary $290,000 in FY17 and FY16. Mr. Bachelder was also eligible to receive an annual bonus under an incentive compensation plan as finally determined by the Compensation Committee. The annual bonus was between 80% and 120% of Mr. Bachelder’s target bonus amount of $85,000, subject to adjustment by the Compensation Committee from time to time, and calculated based upon the Company’s EPS as compared with an EPS target for such year established by the Compensation Committee with Mr. Bachelder’s input. For fiscal 2017, Mr. Bachelder was paid a discretionary performance bonus of $40,000. For fiscal 2016, Mr. Bachelder earned the target bonus of $85,000. During fiscal 2016, the Board determined that a performance-based restricted stock award made to Mr. Bachelder during fiscal 2013 under the 2012 Stock Incentive Plan was earned at the maximum level; accordingly, during fiscal 2016, Mr. Bachelder was issued 37,672 shares of common stock. Mr. Bachelder also received, during fiscal 2016, under the 2015 Stock Plan, a performance-based award for up to 10,402 shares based on maximum performance level, subject to vesting in fiscal 2018. At the time of Mr. Bachelder’s retirement on March 10, 2017, the Board agreed that the 10,402 shares of performance-based restricted stock awarded to Mr. Bachelder on July 27, 2015 pursuant to the 2015 Stock Plan, which vest on July 27, 2017, shall continue to vest pursuant to their terms, subject to Mr. Bachelder’s continued service as a director of the Company. Mr. Bachelder participates in benefit plans and is entitled to the other benefits available to all other senior executives, including health insurance coverage, disability and life insurance. Pursuant to his employment agreement, Mr. Bachelder is subject to non-compete and confidentiality restrictions during the term of his employment and for a period of 18 months and five years, respectively, thereafter. The potential payments to Mr. Bachelder in connection with any termination are discussed below under “Potential Payments Upon Termination.”

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OUTSTANDING EQUITY AWARDS AT FISCAL 2017 YEAR-END

The following table sets forth information with respect to outstanding equity-based awards at January 31, 2017 for our named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)(1)		Equity Incentive Plan Awards: Market or Payout of Unearned Shares, Units or Other Rights that have not Vested ($)(1)
Christopher J. Ryan, CEO	—	—	—	—	—	—	—	7,000		$90,510
Teri W. Hunt, CFO	—	—	—	—	—	—	—	7,712		$99,716
Charles D. Roberson, Sr. VP International Sales								7,712		$99,716
Stephen M. Bachelder, COO	—	—	—	—	—	—	—	10,402	(2)	$134,498

(1)	Shares and their values are reported under SEC rules in this chart reflect the total over the two-years of the 2015 Stock Plan at the stock price at January 31, 2017 of $12.93, and at the maximum possible level for the plan. The level of award (zero, target or maximum) and final vesting is based on the Board of Director’s opinion as to the performance of the Company and management in the entire two-year cycle. Actual total number of shares awarded may be less, and the awards are spread over the two-year vesting period of the plan, not just one, as implied by the chart.
(2)	At the time of Mr. Bachelder’s retirement on March 10, 2017, the Board agreed that 10,402 shares of performance-based restricted stock awarded to Mr. Bachelder on July 27, 2015 pursuant to the Company’s 2015 Stock Plan, which vest on July 27, 2017, shall continue to vest pursuant to their terms, subject to Mr. Bachelder’s continued service as a director of the Company.

POTENTIAL PAYMENTS UPON TERMINATION

Christopher J. Ryan

Pursuant to the terms of his employment agreement, if Mr. Ryan is terminated by the Company without cause (as defined in the employment agreement) or he terminates his employment for “good reason” (as defined in the employment agreement), the Company is obligated to pay him, (a) within 30 days after the date of termination, his accrued and unpaid annual base salary through the date of termination, and accrued benefits payable under compensation plans, programs or arrangements, and accrued vacation pay (collectively, the “Accrued Obligations”), (b) at the time incentive bonuses are paid to other executives, his pro rata share of the Current Target Bonus (as defined in the employment agreement), if any, payable during the year of his termination, and (c) his base salary and Current Target Bonus as though he had remained in the Company’s employ for the remainder of the Employment Period (as defined in the employment agreement) or for a period beginning on the date of termination and ending two years thereafter, whichever is longer. The Company may elect to make the balance of such payments then remaining in a lump sum discounted to present value. In addition, Mr. Ryan would be entitled to a continuation of his medical and health benefits for a period of two years beginning on the date of termination.

In the event a Triggering Transaction” (defined as a “change of control,” as defined in the employment agreement) occurs during the term of his employment agreement and within four years after the Triggering Transaction, the Company terminates Mr. Ryan without cause or Mr. Ryan terminates his employment for good reason, or if one of the aforementioned terminations occurs within six months prior to the earlier of (i) a Triggering Transaction or (ii) the execution of an agreement which eventually results in a Triggering Transaction, then Mr. Ryan shall be entitled to, as of the date of termination or the date of the Triggering Transaction, as applicable, (i) the Accrued Obligations, (ii) his pro rata share of the Current Target Bonus, if any, payable during the year of his termination, and (iii) a severance amount equal to 3.99 times an amount equal to his then current annual base salary and Current Target Bonus. If any of these payments provided to Mr. Ryan would be subject to the excise tax imposed by Section 4999 of the Code, Mr. Ryan shall be entitled to a Gross-up Payment (as defined in the employment agreement). In addition, all stock options held by Mr. Ryan shall immediately vest and be exercisable.

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In the event Mr. Ryan’s employment is terminated as a result of his death or disability (as defined in the employment agreement) or if Mr. Ryan terminates his employment other than for good reason, the employment agreement shall immediately terminate and Mr. Ryan or his representatives or beneficiaries shall be entitled to all Accrued Obligations and all other accrued amounts, if any, to which he is entitled as of the date of termination in connection with any benefits or under any incentive compensation plan or programs.

Teri W. Hunt

Pursuant to the terms of Ms. Hunt’s employment agreement, if Ms. Hunt’s employment is terminated “for cause” (as defined in the employment agreement), her employment agreement would terminate immediately and she would be paid her accrued and unpaid base salary through the date of termination, any annual bonus earned for the year prior to the year of termination but not yet paid and any other employee benefits generally paid by the Company through the date of termination (collectively, the “TH Accrued Obligations”). In the event Ms. Hunt terminates her employment for “good reason” (as defined in the employment agreement) or she is terminated by the Company without cause, Ms. Hunt is entitled to be paid (a) the TH Accrued Obligations, (b) an additional twelve months of her then current base salary payable in equal monthly installments, and (c) a pro rata portion of any annual bonus earned for the year of termination through the date of termination, as determined in good faith by the Compensation Committee. In the event Ms. Hunt is terminated without cause or if she terminates for good reason within 24 months after a change in control (as defined in the employment agreement), the Company is obligated to pay her (a) the TH Accrued Obligations, (b) a lump sum amount equal to 24 months of base salary as in effect at termination or during the year immediately prior to the change in control, whichever is greater, and (c) two times the Target Bonus Amount (as defined in the employment agreement) in effect at termination or the year immediately prior to the change in control, whichever is greater. In the event of Ms. Hunt’s death or disability (as defined in the employment agreement), Ms. Hunt or her beneficiary or estate is entitled to receive the Accrued Obligations and a pro-rata portion of her annual bonus, if any, for the year of termination through the date of termination. Ms. Hunt has the right to terminate her agreement at any time on 60 days written notice, in which event she will be entitled to the TH Accrued Obligations.

Charles D. Roberson

Pursuant to the terms of Mr. Roberson’s employment agreement, if Mr. Roberson’s employment is terminated “for cause” (as defined in the employment agreement), his employment agreement would terminate immediately and he would be paid his accrued and unpaid base salary through the date of termination, any annual bonus earned for the year prior to the year of termination but not yet paid and any other employee benefits generally paid by the Company through the date of termination (collectively, the “CR Accrued Obligations”). In the event Mr. Roberson terminates his employment for “good reason” (as defined in the employment agreement) or he is terminated by the Company without cause, Mr. Roberson is entitled to be paid (a) the CR Accrued Obligations, (b) an additional twelve months of his then current base salary payable in equal monthly installments, and (c) a pro rata portion of any annual bonus earned for the year of termination through the date of termination, as determined in good faith by the Compensation Committee. In the event Mr. Roberson is terminated without cause or if he terminates for good reason within 24 months after a change in control (as defined in the employment agreement), the Company is obligated to pay him (a) the CR Accrued Obligations, (b) a lump sum amount equal to 24 months of base salary as in effect at termination or during the year immediately prior to the change in control, whichever is greater, and (c) two times the Target Bonus Amount (as defined in the employment agreement) in effect at termination or the year immediately prior to the change in control, whichever is greater. In the event of Mr. Roberson’s death or disability (as defined in the employment agreement), Mr. Roberson or his beneficiary or estate is entitled to receive the Accrued Obligations and a pro-rata portion of his annual bonus, if any, for the year of termination through the date of termination. Mr. Roberson has the right to terminate his agreement at any time on 60 days written notice, in which event he will be entitled to the CR Accrued Obligations.

Stephen M. Bachelder

Mr. Bachelder’s employment agreement with us expired on March 1, 2017 and he retired as our Chief Operating Officer on March 10, 2017. At the time of his retirement, the Board agreed that the outstanding performance-based restricted stock awarded to Mr. Bachelder on July 27, 2015 pursuant to the Company’s 2015 Stock Plan, which vest on July 27, 2017, shall continue to vest pursuant to its terms, subject to Mr. Bachelder’s continued service as a director of the Company.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s outstanding common stock as of April 21, 2017, the record date, including shares as to which a right to acquire ownership within 60 days of the record date exists (for example, upon vesting of restricted shares) within the meaning of Rule 13d-3(d)(1) under the Exchange Act of 1934, by: (i) each person who is known by the Company to beneficially own more than 5% of the Common Stock; (ii) each of the named executive officers of the Company; (iii) each director and nominee for director of the Company; and (iv) all directors and executive officers of the Company as a group.

Except as otherwise noted, the persons named in the table have sole voting and investment power with respect to their shares of Common Stock shown as beneficially owned by them and the address for each beneficial owner, unless otherwise noted, is c/o Lakeland Industries, Inc., 3555 Veterans Memorial Highway, Suite C, Ronkonkoma, New York 11779.

Directors and Officers Name	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Christopher J. Ryan	424,518		5.8%
Stephen M. Bachelder	45,870		*
A. John Kreft	34,663	(2)	*
Thomas McAteer	43,277	(3)	*
Teri W. Hunt	58		*
Charles D. Roberson	13,428		*
James M. Jenkins	5,221	(4)	*
All officers and directors as a group (8 persons)	570,060	(5)	7.8%

* Less than 1%

(1)	Table does not include performance-based restricted stock grants under the Company’s 2015 Stock Plan (performance vesting at end of two years, date of grant July 2015) at baseline or maximum, as the number of restricted shares to be awarded is not determinable at the time of grant and the recipients do not have the right to vote or other elements of beneficial ownership. Unvested shares of restricted stock included in the footnotes are deemed beneficially owned because the respective holders thereof have the right to vote such shares.
(2)	Includes 8,819 restricted shares issued pursuant to the 2015 Stock Plan, subject to a two-year vesting.
(3)	Includes 18,359 restricted shares issued pursuant to the Director fee in stock program which vest quarterly from April 30, 2016 to July 31, 2017.
(4)	Represents restricted shares issued pursuant to the 2015 Stock plan, subject to two-year vesting.
(5)	Includes an aggregate of 32,399 restricted shares.

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Security Ownership of Certain Beneficial Owners	Amount and Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding

Wellington Trust Company, NA 280 Congress Street, Boston, MA 02210	702,639	(6)	9.7%

Dimensional Fund Advisors LP 6300 Bee Cave Road, Bldg #1 Austin, Texas 78746	413,627	(7)	5.7%

Renaissance Technologies LLC 800 Third Avenue New York, NY 10022	384,802	(8)	5.3%

(6)	Information obtained from a Schedule 13G/A filed with the SEC on February 9, 2017 by Wellington Trust Company, NA. According to the Schedule 13/A, the securities to which the Schedule 13G/A relates are owned of record by clients of Wellington Trust Company, NA in its capacity as investment adviser, and those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. According to the Schedule 13G/A, no such client is known to have such right or power with respect to more than five percent of this class of securities except as follows: (i) WTC-CTF Micro Cap Equity, and (ii) Wellington Trust Company, NA, National Association Multiple Common Trust Funds Trust, Micro Cap Equity Portfolio.
(7)	Information obtained from a Schedule 13G/A filed with the SEC on February 09, 2017 by Dimensional Fund Advisors LP. According to the Schedule 13G/A, Dimensional Fund Advisors LP, an investment adviser, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of Lakeland that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of Lakeland held by the Funds. However, all such securities are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.
(8)	Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2017 by Renaissance Technologies LLC and its majority owner, Renaissance Technologies Holdings Corporation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

It is the Company’s policy that any material transaction involving our directors, executive officers and any other person that is a “related person” within the meaning of SEC regulations is required to be reported to our Chief Executive Officer. In addition, pursuant to Nasdaq Rule 5630(a), all related party transactions are required to be reported to the Audit Committee, which, with the assistance of legal counsel and such other advisors as it deems appropriate, is responsible for reviewing, approving or ratifying any such related party transaction. The Audit Committee shall approve only those related party transactions that it believes are in, or not inconsistent with, the best interests of the Company. A written policy to this effect has been adopted by our Board.

In addition, the Audit Committee generally conducts an annual review of all such transactions. In addition, every quarter, a report maintained by the Company’s accounting staff is reviewed and approved by the Chief Executive Officer and Chief Financial Officer.

There were no related party transactions entered into, or proposed, for either fiscal year ended January 31, 2017 or January 31, 2016.

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PROPOSAL NO. 4

APPROVAL OF 2017 EQUITY INCENTIVE PLAN

Our Board has declared it advisable, has adopted and is submitting for stockholder approval the Lakeland Industries, Inc. 2017 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to attract and retain key personnel and to provide a means for directors, officers, and employees to acquire and maintain an interest in our Company and share in our growth and value.

The principal features of the Plan are summarized below, but the summary is qualified in its entirety by reference to the Lakeland Industries, Inc. 2017 Equity Incentive Plan, which is attached as Appendix A to this Proxy Statement.

Highlights of the 2017 Equity Incentive Plan

The Plan permits the grant of (i) incentive stock options (“ISOs”); (ii) nonqualified stock options (“NQSOs” and, together with ISOs, “Options”); (iii) restricted stock awards; (iv) restricted stock units (“RSUs”); (v) awards based upon achievement of specified performance conditions (“Performance Awards”); and (vi) stock appreciation rights (“SARs”), which we refer to collectively as Awards, as more fully described below.

Some of the key features of the Plan that reflect our commitment to effective management of incentive compensation are as follows:

No Repricing of Options and SARs. The prohibits, without stockholder approval, the repricing of Options and SARs.

No In-the-Money Options or SARs. The Plan prohibits the grant of Options or SARs with an exercise price or base price less than the fair market value of our common stock as of the date of grant.

Section 162(m) Qualification. The Plan is designed to allow Awards to be made under the Plan to qualify as performance-based compensation under Section 162(m) of the Code.

Recoupment. Awards made after the Plan is approved may be subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy maintained by us that is applicable to any participant.

Independent Administration. A committee initially comprised of the Compensation Committee or such other Board committee designated by the Board of at least two independent directors (the “Committee”) will be responsible for the general administration of the Plan with respect to Awards granted to employees. In general, the full Board administers the Plan with respect to Awards made to non-employee directors.

All Awards granted under the Plan are governed by separate written agreements, or award agreements, between us and the participants. No Awards may be granted after expiration of the Plan, although Awards granted before that time will remain valid in accordance with their terms.

The Committee may grant Awards upon such terms and conditions (not inconsistent with the provisions of the Plan) as it may consider appropriate. Any of our employees, officers and directors or those of our affiliates, are eligible to participate in the Plan if selected by the Committee. In its discretion, the Committee may delegate all or part of its authority and duties with respect to granting Awards to one or more individuals, provided applicable law so permits.

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Subject to certain adjustments, the maximum number of shares of common stock that may be issued under the Plan in connection with Awards is 360,000, all of which shares may be granted as ISOs. Upon stockholder approval of the Plan, no further awards shall be granted pursuant to either of our 2012 Stock Incentive Plan or 2015 Stock Plan (collectively, the “Prior Plans”), except that any shares of common stock that are covered under the terms of an award issued pursuant to any of the Prior Plans which would otherwise become available for reuse under the terms of such Prior Plan, shall instead become available for issuance under the Plan. The aggregate grant date fair market value of Awards granted under the Plan, together with cash paid, to a non-employee director for services during any fiscal year shall not exceed $300,000. In accordance with the requirements under Section 162(m) of the Code, the maximum number of shares of common stock underlying or subject to Awards that may be granted during any calendar year to any individual participant shall be fifty percent (50%) of the maximum number of shares that may be issued in respect of Awards under the Plan. In the event of any stock dividend, recapitalization, forward stock split or reverse stock split, reorganization, division, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event that affects our common stock, the Committee shall make appropriate adjustment in the number and kind of shares authorized by the Plan and covered under outstanding Awards as it determines appropriate and equitable. Shares of our common stock subject to Awards that expire unexercised or are otherwise cancelled or forfeited, or such Award is settled in cash in lieu of shares, shall again be available for Awards under the Plan. Except for expired, forfeited or cancelled Shares, the Plan is intended to restrict the “recycling” of shares of common stock back into the Plan; this means (i) shares used or withheld in settlement of a tax withholding obligation associated with an Award, (ii) shares tendered or held back upon the exercise of an Option in satisfaction of the exercise price payable upon exercise of an Option, or (iii) shares subject to a SAR that are not issued or delivered as a result of the net stock settlement of an outstanding SAR, will not become available for grant under the Plan.

Options. An Option entitles the holder to purchase from us a stated number of shares of common stock. An ISO may only be granted to an employee of ours or our affiliates (provided applicable law so permits). The Committee will specify the number of shares of common stock subject to each Option and the exercise price for such Option, provided that the exercise price may not be less than the fair market value of a share of common stock on the date the Option is granted. Notwithstanding the foregoing, if ISOs are granted to any participant who holds, directly or indirectly, 10% or more of the total combined voting power of all classes of stock of the Company (“10% stockholder”), the exercise price shall not be less than 110% of the fair market value of common stock on the date the Option is granted. Generally, all or part of the exercise price may be paid either by certified or bank check or such other means as the Committee will accept.

All Options shall not vest for at least one year after the date the Option is granted, except as (i) the Committee may determine or permit otherwise in the event of a change in control (as defined in the Plan), or (ii) may be required or otherwise be deemed advisable by the Committee in connection with Options granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any of its affiliates or with which the Company or any of its affiliates combines. The maximum term of an Option shall be determined by the Committee on the date of grant but shall not exceed 10 years (5 years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as NQSOs.

If a participant terminates employment with us (or our affiliates) due to death or disability, the participant’s unexercised Options may be exercised, to the extent they were exercisable on the termination date, for a period of twelve months from the termination date or until the expiration of the original Option term, if shorter. If the participant employment with us (or our affiliates) is terminated for cause (as defined in the Plan), all unexercised Options (whether vested or unvested) shall terminate and be forfeited on the termination date. If the participant’s employment terminates for any other reason, any vested but unexercised Options may be exercised by the participant, to the extent exercisable at the time of termination, for a period of 90 days from the termination date (or such time as specified by the Committee at the time of grant) or until the expiration of the original Option term, whichever period is shorter. Unless otherwise provided by the Committee, any Options that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.

Restricted Stock. A restricted stock award is a grant of shares of common stock, which may be subject to forfeiture restrictions during a restriction period. Such restriction period shall be for a minimum of one year, except as (i) the Committee may determine or permit otherwise in the event of a change in control, or (ii) may be required or otherwise be deemed advisable by the Committee in connection with restricted stock granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any of its affiliates or with which the Company or any of its affiliates combines. The Committee may condition the expiration of the restriction period, if any, upon: (i) the participant’s continued service over a period of time with us or our affiliates; (ii) the achievement by the participant, us or our affiliates of any other performance goals set by the Committee; or (iii) any combination of the above conditions as specified in the award agreement. If the specified conditions are not attained, the participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying common stock will be forfeited to us. At the end of the restriction period, if the conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. During the restriction period, at the discretion of the Committee, a participant will have the right to vote the shares underlying the restricted stock. However, all dividends will remain subject to restriction until the stock with respect to which the dividend was issued lapses.

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RSUs. RSUs are granted in reference to a specified number of shares of common stock and entitle the holder to receive, on achievement of specific performance goals established by the Committee, after a period of continued service with us or our affiliates or any combination of the above as set forth in the applicable award agreement, one share of common stock for each unit or, at the sole discretion of the Committee, an amount in cash equal to the fair market value, at the time of distribution, of one share for each unit. All terms governing RSUs, such as vesting, time and form of payment and termination of units shall be set forth in the applicable award agreement, provided, however, the period commencing with the date of grant of the RSU and ending at such time or times as specified by the Committee shall be for a minimum of one year, except as (i) the Committee may determine or permit otherwise in the event of a change in control, or (ii) may be required or otherwise be deemed advisable by the Committee in connection with RSUs granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any of its affiliates or with which the Company or any of its affiliates combines.

Performance Awards. The Committee may grant Performance Awards denominated as a number of shares of common stock or a specified number of other Awards, which may be earned upon achievement or satisfaction of performance goals as may be specified by the Committee. The vesting period in respect of any Performance Award shall be for a minimum of one year, except as (i) the Committee may determine or permit otherwise in the event of a change in control, or (ii) may be required or otherwise be deemed advisable by the Committee in connection with Performance Awards granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any affiliate or with which the Company or any affiliate combines. The Committee may provide in an award agreement that the performance goals for the Award be adjusted to include or exclude the impact of items such as realized investment gains and losses, extraordinary, unusual, non-recurring or infrequently recurring items, asset write-downs, effects of accounting changes, currency fluctuations, acquisitions, divestitures, reserve-strengthening and other non-operating items, or any other item, event or circumstance that would not cause an Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code to the extent such Award is intended to qualify as “performance-based compensation.”

Performance goals may be linked to a variety of factors including the participant’s completion of a specified period of employment or service with us or an affiliated company. Additionally, performance goals can include objectives stated with respect to us. The performance goals shall be limited to specified levels of or increases in the Company’s or subsidiary’s return on equity, diluted earnings per share, total earnings, earnings growth, return on capital, return on assets, earnings before interest and taxes (“EBIT”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), sales, sales growth, gross margin, return on investment, increase in the fair market value of the each share of common stock, share price (including but not limited to, growth measures and total stockholder return), net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (which equals net cash flow divided by total capital), inventory turns, financial return ratios, total return to stockholders, market share, earnings measures/ratios, economic value added (“EVA”), balance sheet measurements such as receivable turnover, internal rate of return, increase in net present value or expense targets, working capital measurements (such as average working capital divided by sales), customer satisfaction surveys and productivity.

Nothing in the Plan prohibits the Committee from granting any Award subject to performance vesting conditions which is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The participant shall not have any stockholder rights with respect to the shares of common stock subject to a Performance Award until the shares are actually issued thereunder.

Stock Appreciation Rights. A SAR entitles the participant to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of shares of common stock from the date of the grant of the SAR and the date of exercise payable in cash, in shares of common stock valued at fair market value, or any combination thereof, as determined by the Committee. Any grant may specify a waiting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable, and may specify the circumstances under which a SAR may vest, including based on achievement of performance goals and/or future employment or service requirements. A grant may also specify that a SAR may be exercised only in the event of a change in control or other similar transaction or event. No SAR may be granted with a vesting period that is shorter than one year, except as (i) the Committee may determine or permit otherwise in the event of a change in control, or (ii) may be required or otherwise be deemed advisable by the Committee in connection with SARs granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any affiliate or with which the Company or any affiliate combines. The Committee may provide that a SAR is deemed to be exercised at the close of business on the date the SAR expires if such an exercise would result in payment to the SAR holder.

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Transferability and other Award Restrictions. The Committee may impose restrictions on the grant, exercise or payment of an Award as it determines appropriate. Generally, Awards granted under the Plan shall be nontransferable except by will or by the laws of descent and distribution. For Awards (other than Options as set forth above), in the event of termination of employment by reason of death or disability of a participant who holds such Award (other than Options) as to which such Award has not been fully vested, the Committee may, in its sole discretion, take any action that it deems to be equitable under the circumstances or in the best interests of our Company, including without limitation waiving or modifying any limitation, requirement, performance condition or goal with respect to any such Award; provided that, the amount of shares or cash obtained by virtue of any accelerated vesting shall not exceed the number determined by multiplying the number of shares of common stock underlying the Award/or cash value by a fraction, the numerator of which is the number of full months during the relevant restriction period of such Award during all of which the participant was an employee or director of the Company or its subsidiaries and the denominator of which is the number of full calendar months in such restriction period; and provided further that, in the case of any Award subject to Section 409A of the Code, the Committee shall not take any action unless permissible under Section 409A of the Code. No participant shall have any rights as a stockholder with respect to shares covered by Options, RSUs, or SARs unless and until such Awards are settled in shares of common stock.

Compliance with Law. No Option shall be exercisable, no SAR shall be settled, no shares of common stock shall be issued, no certificates for shares of common stock shall be delivered and no payment shall be made under the Plan except in compliance with all applicable laws.

Amendment and Termination. The Board may amend, suspend or terminate the Plan and the Committee may amend any outstanding Award at any time; provided, however, that no such amendment or termination may adversely affect Awards then outstanding without the holder’s permission.

Change in Control. In the event of a change in control, the Committee may, on a participant-by-participant basis (i) cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cancel any unvested Award or unvested portion thereof, with or without consideration; (iii) cancel any Award in exchange for a substitute award; (iv) redeem any restricted stock or RSU for cash and/or other substitute consideration with value equal to fair market value of an unrestricted share of common stock on the date of the change in control; (v) cancel any Option in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of shares subject to that Option, multiplied by (B) the difference, if any, between the fair market value per share on the date of the change in control and the exercise price of that Option; provided, that if the fair market value per share on the date of the change in control does not exceed the exercise price of any such Option, the Committee may cancel that Option without any payment of consideration therefor; (vi) take such other action as the Committee shall determine to be reasonable under the circumstances; and/or (vii) in the case of any Award subject to Section 409A of the Code, such Award shall vest and be distributed only in accordance with the terms of the applicable award agreement and the Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code. In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the change in control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the change in control. The Committee, in its sole discretion, has the authority to determine the application of the foregoing provisions.

Effective Date. If approved by our stockholders, the Plan will become effective immediately and will remain available for the grant of Awards until June 21, 2027.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of Awards under the Plan and the disposition of shares acquired pursuant to the exercise of such Awards. This summary is intended to reflect the current provisions of the Code and the regulations thereunder. However, this summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

PARTICANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR FEDERAL INCOME TAX CONSEQUENCES TO THEM OF PARTICIPATING IN THE PLAN, AS WELL AS WITH RESPECT TO ANY APPLICABLE STATE OR LOCAL INCOME TAX OR OTHER TAX CONSIDERATIONS.

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Options. There are a number of requirements that must be met for a particular Option to be treated as an ISO. One such requirement is that common stock acquired through the exercise of an ISO cannot be disposed of before the later of (i) two years from the date of grant of the Option, or (ii) one year from the date of its exercise. Holders of ISOs will generally incur no federal income tax liability at the time of grant or upon exercise of those Options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the ISO. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an ISO disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise ISO becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the date of grant value), the portion of the ISO in respect of those excess shares will be treated as a NQSO.

No income will be realized by a participant upon grant of a NQSO. Upon the exercise of a NQSO, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the Option exercise price paid at the time of exercise. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock. A participant will not be subject to tax upon the grant of an Award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an Award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. If the participant made an election under Section 83(b) of the Code, the participant will recognize ordinary compensation income at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units. A participant will not be subject to tax upon the grant of a RSU Award. Rather, upon the delivery of shares or cash pursuant to a RSU Award, the participant will recognize ordinary compensation income equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the Award. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct the amount of taxable compensation recognized by the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Performance Awards. A participant recognizes no taxable income and our Company is not entitled to a deduction when Performance Awards are awarded. When Performance Awards vest and become payable upon the achievement of the performance goals, the participant will recognize ordinary income equal to the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code, our Company will be entitled to a corresponding deduction. A participant’s tax basis in shares of common stock received upon vesting will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

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Stock Appreciation Rights. A participant recognizes no taxable income and our Company is not entitled to a deduction when a SAR is granted. Upon exercising a SAR, a participant will recognize ordinary income in an amount equal to the cash and/or the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code, our Company will be entitled to a corresponding deduction. A participant’s tax basis in the shares of common stock received upon exercise of a SAR will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of common stock received upon exercise of a SAR, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person paid to certain executive officers. The Plan is designed to permit certain Awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.

New Plan Benefits

Future grants under the Plan will be made at the discretion of the Committee and, accordingly, are not yet determinable. In addition, the value of the Awards granted under the Plan will depend on a number of factors, including the fair market value of the shares of common stock on future dates, the exercise decisions made by the participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under, or having their annual bonus paid pursuant to, the Plan.

Interests of Directors or Officers

The Company’s directors may grant Awards under the Plan to themselves as well as to the Company’s officers and other employees.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Incentive Plan Proposal. You may vote “for,” “against” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE

“FOR” THE INCENTIVE PLAN PROPOSAL

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 (a) of the Exchange Act requires the Company’s directors, officers and beneficial owners of more than 10% of the Common Stock (“Reporting Persons”) to file with the SEC initial reports of ownership of the Company’s equity securities and to file subsequent reports when there are changes in such ownership. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon our review of the copies of all Forms 3, 4 and 5 and amendments to these forms, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to our fiscal year ended January 31, 2017, except for one Form 4 (reporting one transaction) filed late by Mr. Jenkins, two Form 4s (reporting five transactions) filed late by Mr. Bachelder, one Form 4 (reporting an option exercise and disposition of shares) filed late by Mr. McAteer, and one Form 4 (reporting one transaction) filed late by Mr. Kreft.

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STOCKHOLDER PROPOSALS-2018 ANNUAL MEETING

The submission deadline for stockholder proposals to be included in our proxy materials for the 2018 annual meeting of stockholders (the “2018 Annual Meeting”) pursuant to Rule 14a-8 of the Exchange Act is January 8, 2018. All proposals must be received by the Corporate Secretary at Lakeland Industries, Inc., 3555 Veterans Memorial Highway, Suite C, Ronkonkoma, New York 11779 by the required deadline and must comply with all other applicable legal requirements in order to be considered for inclusion in the Company’s 2018 Annual Meeting proxy materials. Any such proposal should be submitted by certified mail, return receipt requested, or other means, including electronic means, that allow the stockholder to prove the date of delivery.

In addition, our Bylaws require that we be given advance notice of stockholder nominations for election to the Board and of other matters which stockholders wish to present for action at an annual meeting of stockholders. The required notice must be delivered to the Secretary of the Company at our principal offices not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

Pursuant to our Bylaws, if notice of any stockholder proposal is received prior to February 21, 2018 or after March 23, 2018, the notice will be considered untimely and we are not required to present such proposal at the 2018 Annual Meeting. If the Board chooses to present a proposal submitted prior to February 21, 2018 or after March 23, 2018 at the 2018 Annual Meeting, then the persons named in proxies solicited by the Board for the 2018 Annual Meeting may exercise discretionary voting power with respect to such proposal.

OTHER MATTERS

The Board knows of no matters other than those described above that have been submitted for consideration at this Annual Meeting. As to other matters, if any, that properly may come before the Annual Meeting, the Board intends that the proxy cards will be voted in respect thereof in accordance with the judgment of the person or persons named thereon.

QUESTIONS

For information about your record holding, call Computershare at (800) 368-5948. We also invite you to visit Lakelands’ Internet site at www.Lakeland.com, under the headings Investor Relations-Lakeland SEC Filings and Reports. Internet site materials are for your general information and are not part of this proxy solicitation. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

If you have questions or need more information about the annual meeting write to be address below. Any written notice of revocation, or later dated proxy card, should be delivered to Lakeland Industries, Inc., 3555 Veterans Memorial Highway, Suite C, Ronkonkoma, New York 11779, Attn: Secretary.

Lakeland makes available, free of charge on its website, all of its filings that are made electronically with the Securities and Exchange Commission (“SEC”), including Forms 10-K, 10-Q and 8-K. These filings are also available on the SEC’s website (www.sec.gov). To access these filings, go to our website (www.lakeland.com) and click on the heading Investor Relations-Lakeland SEC Filings and Reports. Copies of Lakeland’s Annual Report on Form 10-K for the fiscal year ended January 31, 2017, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to the Corporate Secretary, Lakeland Industries, Inc., 3555 Veterans Memorial Highway, Suite C, Ronkonkoma, New York 11779.

By Order of the Board of Directors,

Christopher J. Ryan
Corporate Secretary

May 5, 2016

Ronkonkoma, New York

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APPENDIX A

LAKELAND INDUSTRIES, INC.

2017 EQUITY INCENTIVE PLAN

Section 1. Purpose; Definitions. The purposes of the Lakeland Industries, Inc. 2017 Equity Incentive Plan (the “Plan”) are to: (a) enable Lakeland Industries, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees and directors; (b) provide those employees and directors with an incentive for productivity; and (c) provide those employees and directors with an opportunity to share in the growth and value of the Company.

For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:

(a)          “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

(b)          “Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

(c)          “Award” means an award of Options, Restricted Stock, Restricted Stock Units, Performance Awards, or Stock Appreciation Rights made under this Plan.

(d)          “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

(e)           “Base Price” means the price used as the basis for determining the Spread upon the exercise of Stock Appreciation Right.

(f)          “Board” means the Board of Directors of the Company, as constituted from time to time.

(g)           “Cause” means with respect to any Participant, unless otherwise defined in the Participant’s employment agreement, Award Agreement, or signed offer letter: (i) the Participant’s habitual intoxication or drug addiction; (ii) the Participant’s violation of the Company’s written policies, procedures or codes including, without limitation, those with respect to harassment (sexual or otherwise) and ethics; (iii) the Participant’s refusal or willful failure by the Participant to perform such duties as may reasonably be delegated or assigned to him or her, consistent with his or her position; (iv) the Participant’s willful refusal or willful failure to comply with any requirement of the Securities and Exchange Commission or any securities exchange or self-regulatory organization then applicable to the Company; (v) the Participant’s willful or wanton misconduct in connection with the performance of his or her duties including, without limitation, breach of fiduciary duties; (vi) the Participant’s breach (whether due to inattention, neglect, or knowing conduct) of any of the material provisions of his or her employment agreement, if any; (vii) the Participant’s conviction of, guilty, no contest or nolo contendere plea to, or admission or confession to any felony or any act of fraud, misappropriation, embezzlement or any misdemeanor involving moral turpitude; (viii) the Participant’s dishonesty detrimental to the best interest of the Company; (ix) the Participant’s involvement in any matter which, in the opinion of the Company’s Chief Executive Officer (or, in the case of the Chief Executive Officer, the Board), is reasonably likely to cause material prejudice or embarrassment to the Company’s business; or (x) solely in the case of a Non-Employee Director, any other action by the Participant which the Board determines constitutes “cause.” Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in such other agreement.

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(h)          “Change in Control” shall mean the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total power to vote for the election of directors of the Company; (ii) during any twelve month period, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1(g)(i), Section 1(g)(iii), Section 1(g)(iv) or Section 1(g)(v) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; (iii) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (iv) the sale or other disposition of all or substantially all of the assets of the Company; (v) a liquidation or dissolution of the Company or (vi) acceptance by stockholders of the Company of shares in a share exchange if the stockholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the voting securities outstanding immediately before such share exchange. In no event shall a Change in Control be deemed to occur upon (A) an announcement or commencement of a tender offer, (B) a “potential” takeover, or (C) stockholder approval of a merger or other transaction.

With respect to any Award that constitutes a nonqualified deferred compensation plan within the meaning of Section 409A of the Code and provides for accelerated payment in connection with a change in control (whether or not in conjunction with a termination of employment), “Change in Control” for purposes of such accelerated payment shall mean a Change in Control as described above in this Section that is also a “change in the ownership of a corporation,” a “change in the effective control of a corporation” or a “change in the ownership of a substantial portion of a corporation” within the meaning of Section 409A of the Code.

(i)          “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(j)           “Committee” means the Compensation Committee of the Board or such other Board committee designated by the Board to administer the Plan. The Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director and an Outside Director.

(k)          “Director” means a member of the Board.

(l)          “Disability” shall mean permanent and total disability as defined by Section 22(e)(3) of the Code. Notwithstanding the foregoing, to the extent required for exemption from or compliance with Section 409A of the Code, “Disability” shall have the meaning given such term by Section 409A of the Code, which generally provides that “Disability” of a Participant means either (i) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering the employees of the Participant's employer.

(m)          “Effective Date” is defined in Section 20 hereof.

(n)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o)          “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Global Market, the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) at the close of regular hours trading on the day of determination; (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for Shares at the close of regular hours trading on the day of determination; or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding. Notwithstanding the foregoing, in connection with a Change in Control, Fair Market Value shall be determined in good faith by the Committee, such determination by the Committee to be final conclusive and binding.

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(p)          “Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(q)          “Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

(r)          “Non-Qualified Stock Option” means any Option that is not intended to qualify as an Incentive Stock Option.

(s)           “Outside Director” means a Director who meets the definition of an “outside director” under Section 162(m) of the Code.

(t)           “Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.

(u)          “Participant” means an employee or Director of the Company or any of its respective Affiliates to whom an Award is granted.

(v)         “Performance Award” means any Award that, pursuant to Section 9, is granted, vested and/or settled upon the achievement of specified performance conditions.

(w)           “Performance Goals” shall mean the performance goals or objectives established by the Committee pursuant to the Plan for Awards which are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. Performance Goals may be measured on an absolute or relative basis. Performance Goals shall be limited to specified levels of or increases in the Company’s or Subsidiary’s return on equity, diluted earnings per share, total earnings, earnings growth, return on capital, return on assets, earnings before interest and taxes (“EBIT”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), sales, sales growth, gross margin, return on investment, increase in the fair market value of the each Share, Share price (including but not limited to, growth measures and total stockholder return), net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (which equals net cash flow divided by total capital), inventory turns, financial return ratios, total return to stockholders, market share, earnings measures/ratios, economic value added (“EVA”), balance sheet measurements such as receivable turnover, internal rate of return, increase in net present value or expense targets, working capital measurements (such as average working capital divided by sales), customer satisfaction surveys and productivity. The Committee may provide in an Award Agreement that the Performance Goals for the Award may be adjusted as provided in Section 9(b).

(x)          “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

(y)          “Plan” means the Lakeland Industries, Inc. 2017 Equity Incentive Plan herein set forth, as amended from time to time.

(z)          “Prior Plans” means, collectively, the Lakeland Industries, Inc. 2012 Stock Incentive Plan and Lakeland Industries, Inc. 2015 Stock Plan.

(aa)         “Restricted Stock” means Shares that are subject to restrictions pursuant to Section 7 hereof.

(bb)        “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant by delivery of Shares, cash, or other forms of payment, or any combination thereof, as the Committee shall determine and that are issued subject to certain restrictions pursuant to Section 8 hereof.

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(cc)        “Restriction Period” means the period of time during which an Award is subject to forfeiture.

(dd)        “Shares” means shares of the Company’s common stock, par value $0.01 per share, subject to substitution or adjustment as provided in Section 3(c) hereof.

(ee)        “Spread” means, in the case of a Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right.

(ff)         “Stock Appreciate Right” means a right granted under Section 10 hereof.

(gg)        “Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.

Section 2. Administration. The Plan shall be administered by the Committee; provided, however, that with respect to Non-Employee Directors, the Plan shall be administered by the full Board and all references in the Plan to the Committee shall be deemed to refer to the Board. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respect employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company.

The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:

(a)          select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4 hereof);

(b)          determine the type of Award to be granted;

(c)          determine the number of Shares, if any, to be covered by each Award;

(d)          establish the terms and conditions of each Award;

(e)          subject to Section 9, establish the performance conditions and/or Performance Goals relevant to any Award and certify whether such performance conditions and/or Performance Goals have been satisfied;

(f)          approving forms of agreements (including Award Agreements) for use under the Plan;

(g)          determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(d);

(h)          modify or amend each Award, subject to Sections 11 and 12;

(i)          extend the period of time for which an Option is to remain exercisable following a Participant’s termination of service to the Company from the limited period otherwise in effect for that Option to such greater period of time as the Committee deems appropriate, but in no event beyond the expiration of the term of the Option; and

(j)          with respect to any employee who resides or works outside of the United States, the Committee may, in its sole and absolute discretion, amend or supplement the terms of the Plan or Awards with respect to such employee as necessary or appropriate to accommodate the differences in local law, tax policy, or custom so long as no such amendments or supplements include any provisions that are inconsistent with the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate such inconsistency without the further approval by the stockholders of the Company.

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The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to establish the terms and form of each Award Agreement; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.

The Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act or Section 162(m) of the Code and the rules and regulations thereunder, provided that the Committee shall have fixed the total number of Shares subject to such delegation. Any such delegation shall be subject to the applicable state and corporate laws. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

Section 3. Shares Subject to the Plan.

(a)          Shares Subject to the Plan. Subject to adjustment as provided in Section 3(c) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 360,000 Shares, all of which Shares may be granted as Incentive Stock Options. As of the Effective Date, no further awards shall be granted pursuant to the Prior Plans, but may be awarded under this Plan as provided in Section 3(b) hereof. The aggregate grant date fair market value of Awards granted, together with cash paid, to a Non-Employee Director for services during any fiscal year shall not exceed $300,00. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan. In accordance with the requirements under Section 162(m) of the Code, the maximum number of Shares underlying or subject to Awards (including Options, Restricted Stock, Restricted Stock Units, Performance Awards, and Stock Appreciation Rights) that may be granted during any calendar year to any individual Participant shall be fifty percent (50%) of the maximum number of Shares that may be issued in respect of Awards under the Plan.

(b)           Effect of the Expiration or Termination of Awards. If and to the extent that any Award expires or terminates, or is canceled or forfeited for any reason prior to issuance of the Shares subject thereto, or such Award is settled in cash in lieu of Shares, then the unissued Shares associated with that Award will again become available for grant under the Plan. Any Shares that are covered under the terms of a Prior Plan award which would otherwise become available for reuse under the terms of a Prior Plan shall instead become available for issuance under the Plan. Except for expired, forfeited or cancelled Shares, the Plan is intended to restrict the “recycling” of Shares back into the Plan; this means (i) Shares used or withheld in settlement of a tax withholding obligation associated with an Award, (ii) Shares tendered or held back upon the exercise of an Option in satisfaction of the exercise price payable upon exercise of an Option, or (iii) Shares subject to a Stock Appreciation Right that are not issued or delivered as a result of the net stock settlement of an outstanding Stock Appreciation Right, will not become available for grant under the Plan.

(c)           Other Adjustment. In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it may deem equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards. The Committee shall not make any adjustment that would adversely affect the status of any Award that is “performance-based compensation” under Section 162(m) of the Code.

(d)          Change in Control. Notwithstanding anything to the contrary set forth in the Plan, upon any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:

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(i)          cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part;

(ii)         cancel any unvested Award or unvested portion thereof, with or without consideration;

(iii)        cancel any Award in exchange for a substitute award;

(iv)        redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with value equal to fair market value of an unrestricted Share on the date of the Change in Control;

(v)         cancel any Option in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option, multiplied by (B) the difference, if any, between the fair market value per Share on the date of the Change in Control and the exercise price of that Option; provided, that if the fair market value per Share on the date of the Change in Control does not exceed the exercise price of any such Option, the Committee may cancel that Option without any payment of consideration therefor;

(vi)        take such other action as the Committee shall determine to be reasonable under the circumstances; and/or

(vii)       notwithstanding any provision of this Section 3(d), in the case of any Award subject to Section 409A of the Code, such Award shall vest and be distributed only in accordance with the terms of the applicable Award Agreement and the Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code.

In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.

Section 4. Eligibility. Employees and Directors of the Company or its Affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company or a Subsidiary are eligible to be granted Incentive Stock Options.

Section 5. Options. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option. Any Option granted under the Plan will be in such form as the Committee may at the time of such grant approve.

The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(a)          Option Price. The exercise price per Share under an Option will be determined by the Committee and will not be less than 100% of the Fair Market Value of a Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant except as may be required or otherwise be deemed advisable by the Committee in connection with the Options granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate with which the Company or any Affiliate combines.

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(b)          Option Term. The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after expiration of the term of the Option.

(c)          Exercisability. Options shall not vest for at least one year after the date the Option is granted, except as (i) the Committee may determine or permit otherwise in the event of a Change in Control, or (ii) may be required or otherwise be deemed advisable by the Committee in connection with Options granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

(d)          Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 6(a), Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Committee may accept. The Committee may, in its sole discretion, permit payment of the exercise price of an Option in the form of previously acquired Shares based on the fair market value of the Shares on the date the Option is exercised or through means of a “net settlement,” whereby the Option exercise price will not be due in cash and where the number of Shares issued upon such exercise will be equal to: (A) the product of (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current fair market value per Share over (b) the Option exercise price, divided by (B) the then current fair market value per Share.

No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, if requested, has given the representation described in Section 18(a) hereof and fulfills such other conditions as may be set forth in the applicable Award Agreement.

(e)          Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

(f)          Termination of Service. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 6(a) with respect to exercise upon or following termination of employment or other service.

Section 6. Termination of Service.

(a)           Options. Unless otherwise specified with respect to a particular Option in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 6(a).

(i)          Termination by Reason of Death. If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option.

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(ii)         Termination by Reason of Disability. If a Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option.

(iii)        Cause. If a Participant’s service with the Company or any Affiliate is terminated for Cause: (i) any Option, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

(iv)        Other Termination. If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option.

(b)           Other Awards. In the event of termination of employment by reason of death or Disability of a Participant who holds any Restricted Stock, Restricted Stock Units, Performance Awards, or Stock Appreciation Rights, as to which such Award has not been fully vested, the Committee may, in its sole discretion, take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation, requirement, performance condition, or Performance Goal with respect to any such Award; provided that, the amount of Shares or cash obtained by virtue of any accelerated vesting shall not exceed the number determined by multiplying the number of Shares underlying the Award/or cash value by a fraction, the numerator of which is the number of full months during the Restriction Period during all of which the participant was an employee of the Company or its Subsidiaries and the denominator of which is the number of full calendar months in the Restriction Period; and provided further that, in the case of any Award subject to Section 409A of the Code, the Committee shall not take any action pursuant to this Section 6(b) unless such action is permissible under Section 409A of the Code.

Section 7. Restricted Stock.

(a)          Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero. The prospective recipient of an Award of Restricted Stock will not have any rights with respect to such Award, unless and until such recipient has delivered to the Company an executed Award Agreement and has otherwise complied with the applicable terms and conditions of such Award.

(b)          Certificates. Upon the Award of Restricted Stock, the Committee may direct that a certificate or certificates representing the number of shares of Common Stock subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s) representing such Shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and if issued to the Participant, returned to the Company, to be held in escrow during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

(c)          Restrictions and Conditions. The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

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(i)          During the Restriction Period, the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon the continued employment or service of the recipient, the attainment of specified individual or corporate performance goals, or such other factors as the Committee may determine, in its sole and absolute discretion.

(ii)         While any Shares of Restricted Stock remain subject to restriction, at the discretion of the Committee, the Participant will have, with respect to the Restricted Stock, the right to vote the Shares, but will not have the right to receive any cash distributions or dividends prior to the lapse of the Restriction Period underlying such Shares. If any cash distributions or dividends are payable with respect to the Restricted Stock, the Committee shall require the cash distributions or dividends to be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid. A Participant shall not be entitled to interest with respect to any dividends or distributions subjected to the Restriction Period. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.

(iii)        The Restriction Period shall be for a minimum of one year, except as (i) the Committee may determine or permit otherwise in the event of a Change in Control, or (ii) may be required or otherwise be deemed advisable by the Committee in connection with Restricted Stock granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

(iv)        Subject to the provisions of Section 6(b) hereof, or the applicable Award Agreement, or as otherwise determined by the Committee, if a Participant’s service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.

Section 8. Restricted Stock Units. Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may, in its sole and absolute discretion, impose conditions on such units as it may deem appropriate, including, without limitation, continued employment or service of the recipient or the attainment of specified individual or corporate performance goals. Each Restricted Stock Unit shall be evidenced by an Award Agreement in the form that is approved by the Committee and that is not inconsistent with the terms and conditions of the Plan. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, one Share for each unit or, at the sole discretion of the Committee, an amount in cash equal to the fair market value, at the time of distribution, of one Share for each unit. Distributions may be made in Shares. All other terms governing Restricted Stock Units, such as vesting, time and form of payment and termination of units shall be set forth in the applicable Award Agreement; provided, however, the period commencing with the date of an Award of Restricted Stock Units and ending at such time or times as specified by the Committee shall be for a minimum of one year, except as (i) the Committee may determine or permit otherwise in the event of a Change in Control, or (ii) may be required or otherwise be deemed advisable by the Committee in connection with Restricted Stock Units granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines. The Participant receiving Restricted Stock Units shall not have any voting rights, nor the right to receive cash dividends, with respect to the Shares subject to a Restricted Stock Unit Award until, if applicable, that Award vests and the Shares are actually issued thereunder. Subject to the provisions Section 6(b) hereof, or the applicable Award Agreement, or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting, the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.

Section 9. Performance Based Awards.

(a)          Performance Awards Generally. The Committee may grant Performance Awards in accordance with this Section 9. Performance Awards may be denominated as a number of Shares or specified number of other Awards, which may be earned upon achievement or satisfaction of such Performance Goals as may be specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the vesting or settlement of the Award upon the achievement or satisfaction of such Performance Goals as may be specified by the Committee.

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(b)          Adjustments to Performance Goals. The Committee may provide in an Award Agreement that the Performance Goals or performance conditions for the Award be adjusted to include or exclude the impact of items such as realized investment gains and losses, extraordinary, unusual, non-recurring or infrequently recurring items, asset write-downs, effects of accounting changes, currency fluctuations, acquisitions, divestitures, reserve-strengthening and other non-operating items, or any other item, event or circumstance that would not cause an Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code to the extent such Award is intended to qualify as “performance-based compensation.”

(c)          Other Terms of Performance Awards. Subject to Section 9(d) below, the Committee may specify other terms pertinent to a Performance Award in the applicable Award Agreement, including terms relating to the treatment of that Award in the event of a Change in Control prior to the end of the applicable performance period. The Participant shall not have any stockholder rights with respect to the Shares subject to a Performance Award until the Shares are actually issued thereunder. Subject to the provisions of Section 6(b) hereof, or the applicable Award Agreement, or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Performance Award vesting, the Participant’s Performance Award or portion thereof that then remains subject to forfeiture will then be forfeited automatically.

(d)          Minimum Vesting Period. The vesting period in respect of any Performance Award shall be for a minimum of one year, except as (i) the Committee may determine or permit otherwise in the event of a Change in Control, or (ii) may be required or otherwise be deemed advisable by the Committee in connection with Performance Awards granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

(e)          For the avoidance of doubt, nothing in the Plan prohibits the Committee from granting to any Participant any Award subject to performance vesting conditions which is not intended to be “performance-based compensation” under Section 162(m) of the Code.

Section 10. Stock Appreciation Rights. The Committee may also authorize grants to Participants of Stock Appreciation Rights. A Stock Appreciation Right is the right of the Participant to receive from the Company an amount which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Stock Appreciation Rights shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(a)           Payment. Any amount payable upon the exercise of a Stock Appreciation Right shall be paid by the Company in cash, in Shares valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional Share shall be payable in cash. Any grant may specify that the number of Shares payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum number of Shares specified by the Committee on the date of grant.

(b)           Vesting Period. The Committee shall determine, on the date of grant or thereafter, the time or times at which, and the circumstances under which, a Stock Appreciation Right may vest, in whole or in part, including based on achievement of performance conditions or Performance Goals and/or future employment or service requirements. A grant may specify that a Stock Appreciation Right may be exercised only in the event of a Change in Control or other similar transaction or event. Notwithstanding anything in the Plan to the contrary, no Stock Appreciation Right shall be granted with a vesting period that is shorter than one year, except as (i) the Committee may determine or permit otherwise in the event of a Change in Control, or (ii) may be required or otherwise be deemed advisable by the Committee in connection with Stock Appreciation Rights granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

(c)           Exercise Period. Any grant may specify a waiting period or periods before Stock Appreciation Rights shall become exercisable and permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable; provided that no Stock Appreciation Right granted may be exercised more than ten years after the date of grant.

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(d)           Base Price. Each grant shall specify in respect of each Stock Appreciation Right a Base Price per Share, which shall be equal to or greater than the Fair Market Value of such Share on the Grant Date.

(e)           Deemed Exercise. The Committee may provide that a Stock Appreciation Right shall be deemed to be exercised at the close of business on the scheduled expiration date of such Stock Appreciation Right if at such time the Stock Appreciation Right by its terms remains exercisable and, if so exercised, would result in a payment pursuant to Section 10(a) hereof to the holder of such Stock Appreciation Right.

Section 11. Amendments and Termination. Subject to Sections 3 and 12, the Board may, at any time, may, at any time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part at any time; provided, however, that no such action shall adversely affect the rights of Participants to Awards previously granted hereunder and, provided further, however, that any stockholder approval necessary or desirable in order to comply with tax, securities, or other Applicable Laws or regulations, including, but not limited to, the listing requirements of the Nasdaq Global Market or such other principal securities market on which the Shares are then traded, shall be obtained in the manner required therein.

Section 12. Prohibition on Repricing Programs. Neither the Committee nor the Board shall (i) implement any cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights under the Plan are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise price or Base Price per Share, (ii) cancel outstanding Options or Stock Appreciation Rights under the Plan with exercise prices or Base Prices per Share in excess of the then-current Fair Market Value per Share for consideration payable in equity securities of the Company, (iii) otherwise reduce the exercise price or Base Price in effect for outstanding Options or Stock Appreciation Rights under the Plan, without in each such instance obtaining stockholder approval, or (iv) take any other action that would be treated as a repricing for U.S. generally accepted accounting principles.

Section 13. Conditions Upon Grant of Awards and Issuance of Shares.

(a)          The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.

(b)          No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law, including the filing and effectiveness of the Form S-8 registration statement for the Shares issuable under the Plan, and all applicable listing requirements of any stock exchange on which Shares are then listed for trading.

Section 14. Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

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Section 15. Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. The Committee may, in its sole discretion, permit a Participant to satisfy the minimum required withholding obligations (or such higher amount that would not have an adverse accounting effect) with Shares, including Shares that are part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company will have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

Section 16. Liability of Company.

(a)          Inability to Obtain Authority. If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

(b)          Grants Exceeding Allotted Shares. If Shares subject to an Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, that Award will be contingent with respect to such excess Shares, on the effectiveness under Applicable Law of a sufficient increase in the number of Shares subject to this Plan.

(c)          Rights of Participants and Beneficiaries. The Company will pay all amounts payable under this Plan only to the applicable Participant, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Participant or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

Section 17. Adjustment; Repayment of Incentive Bonuses. All Awards made under the Plan (whether vested or unvested) are subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy or the Company that is applicable to the Participant.

Section 18. General Provisions.

(a)          The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate.

(b)          All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(c)          Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.

(d)          Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee of the Company or an Affiliate any right to continued employment with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment of any of its employees at any time.

Section 19. Electronic Delivery and Signatures. Any reference in the Plan or an Award Agreement to a written document includes without limitation any document delivered electronically or posted on the Company’s intranet or other shared electronic medium controlled by the Company, a Subsidiary or any agent of the Company or a Subsidiary. The Committee and any Participant may use facsimile and PDF signatures in signing any Award Agreement, in exercising any Option, or in any other written document in connection with the Plan’s administration. The Committee and each Participant are bound by facsimile and PDF signatures, and acknowledge that the other party relies on facsimile and PDF signatures.

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Section 20. Effective Date of Plan. The Plan was adopted by the Board on April 25, 2017 and shall be effective on ____________ (the “Effective date”), the date on which the Plan is approved by the stockholders of the Company.

Section 21. Term of Plan. Unless the Plan shall theretofore have been terminated in accordance with Section 11, the Plan shall terminate on _________, the 10-year anniversary of the effective date, and no Awards under the Plan shall thereafter be granted; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

Section 22. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

Section 23. Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware, without regard to the application of the principles of conflicts of laws.

Section 24. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Executive Officer (or such other Person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

Section 25. Indemnification of the Board. No Director shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. To the fullest extent permitted by Applicable Law, the Company shall indemnify and hold harmless each Director made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that such Director is or was a Director of the Company, to the extent such criminal or civil action or proceeding relates to the Plan or any Award.

Section 26. No Guarantee of Tax Consequences. Notwithstanding any other provision of this Plan, no Person connected with this Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents, and employees, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state, and local income, estate and gift tax treatment, shall be applicable with respect to the tax treatment of any Award, any amounts deferred under this Plan, or paid to or for the benefit of a Participant under this Plan, or that such tax treatment shall apply to or be available to a Participant on account of participation in this Plan, or that any of the foregoing amounts shall not be subject to a penalty tax and interest under Section 409A of the Code.

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LAKELAND INDUSTRIES, INC.
3555 Veterans Memorial Highway
Suite C
ROSANNE FABRICATORE

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Christopher J. Ryan   02 A. John Kreft

02 0000000000

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX]   Date

JOB #

Signature (Joint Owners)   Date

SHARES
CUSIP #
SEQUENCE #

0000337116_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

LAKELAND INDUSTRIES, INC.
Annual Meeting of Stockholders
June 21, 2017 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoints Christopher J. Ryan and A. John Kreft, or either of them, as attorneys-in-fact and proxies of the undersigned, with the power of substitution to vote all shares of common stock of Lakeland Industries, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Lakeland Industries, Inc. scheduled to be held on Wednesday, June 21, 2017 at 10:00 a.m., local time, at the Hilton Garden Inn, located at 3485 Veterans Memorial Highway, Ronkonkoma, NY 11779 and at any postponements or adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all matters that may properly come before the meeting or any postponements or adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000337116_2 R1.0.1.15